Exhibit 10.3 CREDIT AND GUARANTY AGREEMENT dated as of October 25, 2021, among HYDROFARM HOLDINGS GROUP, INC., as Borrower, the other Credit Parties party hereto, THE BANKS AND FINANCIAL INSTITUTIONS LISTED HEREIN, as Lenders, and JPMORGAN CHASE BANK, N.A., as Sole Bookrunner, Sole Lead Arranger, Administrative Agent and Collateral Agent Senior Secured Term Loan Facility

i TABLE OF CONTENTS Page SECTION 1. DEFINITIONS AND INTERPRETATION ......................................................... 1 1.1 Definitions ............................................................................................................. 1 1.2 Accounting Terms ............................................................................................... 43 1.3 Interpretation, etc ................................................................................................. 43 1.4 Divisions .............................................................................................................. 45 1.5 Judgment Currency .............................................................................................. 45 1.6 Limited Condition Transactions .......................................................................... 46 SECTION 2. LOANS ................................................................................................................ 46 2.1 Term Loans .......................................................................................................... 46 2.2 [Reserved] ........................................................................................................... 47 2.3 [Reserved] ........................................................................................................... 47 2.4 Pro Rata Shares; Availability of Funds ............................................................... 47 2.5 Use of Proceeds ................................................................................................... 48 2.6 Evidence of Debt; Lenders’ Books and Records; Notes ..................................... 48 2.7 Interest on Loans ................................................................................................. 48 2.8 Conversion/Continuation ..................................................................................... 50 2.9 Default Interest .................................................................................................... 51 2.10 Fees ...................................................................................................................... 51 2.11 Scheduled Term Loan Payments ......................................................................... 51 2.12 Voluntary Prepayments ....................................................................................... 51 2.13 Mandatory Prepayments ...................................................................................... 52 2.14 Application of Prepayments/Reductions ............................................................. 54 2.15 General Provisions Regarding Payments ............................................................ 54 2.16 [Reserved] ........................................................................................................... 57 2.17 Making or Maintaining Eurodollar Rate Loans ................................................... 57 2.18 Increased Costs; Capital Adequacy ..................................................................... 61 2.19 Taxes; Withholding, etc ...................................................................................... 62 2.20 Obligation to Mitigate ......................................................................................... 65 2.21 Call Premium ....................................................................................................... 66 2.22 Removal or Replacement of a Lender ................................................................. 67 2.23 Incremental Term Loans ..................................................................................... 67 SECTION 3. CONDITIONS PRECEDENT ............................................................................ 69 3.1 Closing Date ........................................................................................................ 69 3.2 Notices ................................................................................................................. 71 SECTION 4. REPRESENTATIONS AND WARRANTIES ................................................... 71 4.1 Organization; Requisite Power and Authority; Qualification ............................. 72 4.2 Capital Stock and Ownership .............................................................................. 72 4.3 Due Authorization ............................................................................................... 72

ii Page 4.4 No Conflict .......................................................................................................... 72 4.5 Governmental Consents ...................................................................................... 73 4.6 Binding Obligation .............................................................................................. 73 4.7 Financial Condition ............................................................................................. 73 4.8 Projections ........................................................................................................... 73 4.9 No Material Adverse Change .............................................................................. 73 4.10 [Reserved] ........................................................................................................... 73 4.11 Litigation; Adverse Facts .................................................................................... 74 4.12 Payment of Taxes ................................................................................................ 74 4.13 Properties ............................................................................................................. 74 4.14 Environmental Matters ........................................................................................ 75 4.15 No Defaults .......................................................................................................... 76 4.16 Governmental Regulation .................................................................................... 76 4.17 Margin Regulations ............................................................................................. 76 4.18 Employee Matters ................................................................................................ 76 4.19 Employee Benefit Plans ...................................................................................... 76 4.20 Certain Fees ......................................................................................................... 77 4.21 Solvency .............................................................................................................. 78 4.22 Collateral ............................................................................................................. 78 4.23 Disclosure ............................................................................................................ 78 4.24 [Reserved] ........................................................................................................... 79 4.25 Use of Proceeds ................................................................................................... 79 4.26 Anti-Corruption Laws and Sanctions .................................................................. 79 4.27 EEA Financial Institutions .................................................................................. 79 4.28 Insurance ............................................................................................................. 79 SECTION 5. AFFIRMATIVE COVENANTS ......................................................................... 79 5.1 Financial Statements and Other Reports ............................................................. 79 5.2 Existence ............................................................................................................. 83 5.3 Payment of Taxes and Claims ............................................................................. 83 5.4 Maintenance of Properties ................................................................................... 83 5.5 Insurance ............................................................................................................. 83 5.6 Inspections ........................................................................................................... 84 5.7 [Reserved] ........................................................................................................... 84 5.8 Compliance with Laws ........................................................................................ 84 5.9 Environmental ..................................................................................................... 84 5.10 Additional Collateral ........................................................................................... 85 5.11 [Reserved] ........................................................................................................... 87 5.12 After the Closing Date ......................................................................................... 87 5.13 Further Assurances .............................................................................................. 87 5.14 ERISA ................................................................................................................. 87 SECTION 6. NEGATIVE COVENANTS ............................................................................... 87 6.1 Indebtedness ........................................................................................................ 87 6.2 Liens .................................................................................................................... 91 6.3 Sales and Leasebacks .......................................................................................... 93

iii Page 6.4 No Further Negative Pledges............................................................................... 93 6.5 Restricted Payments ............................................................................................ 93 6.6 Restrictions on Subsidiary Distributions ............................................................. 95 6.7 Investments .......................................................................................................... 95 6.8 Calculations ......................................................................................................... 96 6.9 Fundamental Changes; Asset Dispositions; Acquisitions ................................... 97 6.10 Disposal of Subsidiary Interests .......................................................................... 98 6.11 Fiscal Year ........................................................................................................... 98 6.12 Transactions with Shareholders and Affiliates .................................................... 98 6.13 Conduct of Business ............................................................................................ 98 6.14 [Reserved] ........................................................................................................... 98 6.15 Amendments or Waivers of Certain Agreements ................................................ 98 6.16 Limitation on Payments Relating to Other Debt ................................................. 99 6.17 Use of Proceeds ................................................................................................. 100 6.18 Compliance with Laws ...................................................................................... 100 6.19 Canadian Pension Plans ..................................................................................... 100 SECTION 7. GUARANTY .................................................................................................... 100 7.1 Guaranty of the Obligations .............................................................................. 100 7.2 Contribution by Guarantors ............................................................................... 100 7.3 Payment by Guarantors ..................................................................................... 101 7.4 Liability of Guarantors Absolute ....................................................................... 101 7.5 Waivers by Guarantors ...................................................................................... 103 7.6 Guarantors’ Rights of Subrogation, Contribution, etc....................................... 104 7.7 Subordination of Other Obligations .................................................................. 105 7.8 Continuing Guaranty ......................................................................................... 105 7.9 Authority of Guarantors or the Company .......................................................... 105 7.10 Financial Condition of the Company ................................................................ 105 7.11 Bankruptcy, etc .................................................................................................. 105 7.12 Discharge of Guaranty Upon Sale of Guarantor ............................................... 106 SECTION 8. EVENTS OF DEFAULT .................................................................................. 106 8.1 Events of Default ............................................................................................... 106 SECTION 9. AGENTS ........................................................................................................... 109 SECTION 10. MISCELLANEOUS ......................................................................................... 114 10.1 Notices ............................................................................................................... 114 10.2 [Reserved] ......................................................................................................... 116 10.3 Expenses; Limitation of Liability; Indemnity, Etc ............................................ 116 10.4 Set-Off ............................................................................................................... 118 10.5 Amendments and Waivers ................................................................................. 118 10.6 Successors and Assigns; Participations ............................................................. 120 10.7 Independence of Covenants ............................................................................... 124 10.8 Survival of Representations, Warranties and Agreements ................................ 124 10.9 No Waiver; Remedies Cumulative .................................................................... 124

iv Page 10.10 Marshalling; Payments Set Aside ...................................................................... 124 10.11 Severability ........................................................................................................ 124 10.12 Obligations Several; Independent Nature of Lenders’ Rights ........................... 124 10.13 Headings ............................................................................................................ 125 10.14 Applicable Law ................................................................................................. 125 10.15 Consent to Jurisdiction ...................................................................................... 125 10.16 Waiver of Jury Trial .......................................................................................... 126 10.17 Confidentiality ................................................................................................... 126 10.18 Usury Savings Clause ........................................................................................ 127 10.19 Counterparts ...................................................................................................... 128 10.20 Effectiveness ..................................................................................................... 129 10.21 Appointment for Perfection ............................................................................... 129 10.22 USA PATRIOT Act .......................................................................................... 129 10.23 [Reserved] ......................................................................................................... 129 10.24 [Reserved] ......................................................................................................... 129 10.25 [Reserved] ......................................................................................................... 130 10.26 [Reserved] ......................................................................................................... 130 10.27 Acknowledgment and Consent to Bail-In of Affected Financial Institutions ......................................................................................................... 130 10.28 Acknowledgement Regarding Any Supported QFCs ........................................ 130 10.29 Canadian Anti-Money Laundering Legislation ................................................. 131

v SCHEDULES: 2.1 Term Loan Commitments 3.1 Closing Date Documents 4.1 Organization and Capital Structure 4.2 Capital Stock and Ownership 4.9 Material Adverse Changes 4.11 Adverse Proceedings 4.13 Real Estate Assets 4.14 Environmental Matters 4.18 Employee Matters 4.19 Employee Benefit Plans 4.22 Certain Existing Liens 5.12 Post-Closing Matters 6.1(f) Certain Existing Indebtedness 6.1(k) Certain Deferred Purchase Price Indebtedness 6.2 Permitted Liens 6.7 Certain Investments 6.12 Certain Affiliate Transactions EXHIBITS: A-1 Funding Notice A-2 Conversion/Continuation Notice B Term Loan Note C Compliance Certificate D Opinion of Counsel for Credit Parties E Assignment and Assumption F U.S. Tax Certificate G Solvency Certificate H Counterpart Agreement I-1 U.S. Security Agreement I-2 Canadian Security Agreement J [Reserved] K [Reserved] L Intercreditor Agreement M [Reserved] N Term Loan Joinder

CREDIT AND GUARANTY AGREEMENT CREDIT AND GUARANTY AGREEMENT, dated as of October 25, 2021 (the “Agreement”), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party hereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party hereto from time to time as Lenders (as defined herein), JPMorgan Chase Bank, N.A., as collateral agent for the Lenders and the other Secured Parties (as defined herein) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders. The parties hereto agree as follows: SECTION 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions. The following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings: “ABL Obligations Payment Date” has the meaning assigned to such term in the Intercreditor Agreement. “ABL Priority Collateral” has the meaning assigned to that term in the Intercreditor Agreement. “ABR Loan” means Loans bearing interest at a rate determined by Alternate Base Rate. Section 2.23. 2.23. “Accepting Lenders” has the meaning assigned to that term in Section 2.14(d). “Additional Term Loan Commitment” has the meaning assigned to that term in “Additional Term Loan Lender” has the meaning assigned to that term in Section “Additional Term Loans” has the meaning assigned to that term in Section 2.23. “Administrative Agent” means JPMorgan Chase Bank, N.A. in its capacity as administrative agent for the Lenders hereunder and under the other Credit Documents. “Adjusted LIBO Rate” means, with respect to any Eurodollar Rate Loan for any Interest Period, the greater of (a) an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate and (b) 1.00%. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

2 “Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of the Company or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning assigned to that term in Section 2.17(b). “Affected Loans” has the meaning assigned to that term in Section 2.17(b). “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 10% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. “Agent” means each of Administrative Agent and Collateral Agent. “Aggregate Payments” has the meaning assigned to that term in Section 7.2. “Agreed Currency” means Dollars. “Agreement” has the meaning assigned to that term in the preamble hereto. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.17(a) (for the avoidance of doubt, only until any amendment has become effective pursuant to Section 2.17(a)(ii)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 2.00%, such rate shall be deemed to be 2.00% for purposes of this Agreement.

3 “Ancillary Document” has the meaning assigned to that term in Section 10.19. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including the Corruption of Foreign Public Officials Act (Canada). “Applicable ECF Percentage” means, for any Fiscal Year, (a) 50%, if the First Lien Debt Ratio as of the last day of the most recently completed Fiscal Year for which financial statements have been delivered pursuant to Section 5.1(c) is greater than 2.50 to 1.00, (b) 25%, if the First Lien Debt Ratio as of the last day of the most recently completed Fiscal Year for which financial statements have been delivered pursuant to Section 5.1(c) is less than or equal to 2.50 to 1.00 and greater than 2.00 to 1.00 and (c) 0%, if the First Lien Debt Ratio as of the last day of the most recently completed Fiscal Year for which financial statements have been delivered pursuant to Section 5.1(c) is less than or equal to 2.00 to 1.00. “Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Rate Loan, a percentage, per annum, equal to: (i) in the case of ABR Loans, 4.50% and (ii) in the case of Eurodollar Rate Loans, 5.50%. “Applicable Net Cash Proceeds Percentage” means, for any Fiscal Year, (a) 100%, if the First Lien Debt Ratio as of the last day of the most recently completed Fiscal Year for which financial statements have been delivered pursuant to Section 5.1(c) is greater than 2.50 to 1.00, (b) 50%, if the First Lien Debt Ratio as of the last day of the most recently completed Fiscal Year for which financial statements have been delivered pursuant to Section 5.1(c) is less than or equal to 2.50 to 1.00 and greater than 2.00 to 1.00 and (c) 0%, if the First Lien Debt Ratio as of the last day of the most recently completed Fiscal Year for which financial statements have been delivered pursuant to Section 5.1(c) is less than or equal to 2.00 to 1.00. “Arranger” means JPMorgan Chase Bank, N.A., as sole book runner and sole lead arranger hereunder. “Asset Sale” means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person (other than the Company or any Guarantor Subsidiary), in one transaction or a series of transactions, of all or any part of the Company’s or any of its Subsidiaries’ businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including the Capital Stock of any of the Company’s Subsidiaries, other than (i) inventory sold or leased in the ordinary course of business (excluding any such sales by operations or divisions discontinued or to be discontinued), (ii) equipment that is surplus, obsolete, worn-out, or no longer used or useful in the business of the Company or any of its Subsidiaries and is sold or disposed of in the ordinary course of business, (iii) leasehold interests that are no longer used or useful in the business of the Company or any of its Subsidiaries, (iv) dispositions of equipment used in the ordinary course of business, so long as such equipment is replaced, substantially concurrently, by like-kind equipment used or useful in the Facilities of the Company and its Subsidiaries, (v) Cash and Cash Equivalents used in a manner not prohibited by the Credit Documents or the Revolving Credit Documents, and (vi) sales of other assets for aggregate consideration of less than $2,000,000 with respect to any transaction or series

4 of related transactions and less than $10,000,000 in the aggregate during any calendar year (provided, that for purposes of calculating the amounts set forth in this clause (vi), any transactions or series of related transactions involving aggregate consideration of $250,000 or less may be excluded). “Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.6), and accepted by the Administrative Agent, in the form of Exhibit E or any other form approved by the Administrative Agent. “Attributable Indebtedness” in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP. “Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person’s chief financial officer or treasurer. “Available Amount” means, at any time, an amount equal to, without duplication: (a) the sum of: (i) $25,000,000; plus (ii) Available Excess Cash Flow; plus (iii) the amount of any capital contributions to or other proceeds of any issuance of Capital Stock (other than Disqualified Capital Stock and other than any amounts received from the Company or any Subsidiary) received by the Company or any of its Subsidiaries, plus the fair market value (as determined by the Company in good faith) of Cash Equivalents, marketable securities or other property received by the Company or any Subsidiary as a capital contribution or in return for any issuance of Capital Stock (other than Disqualified Capital Stock and any amounts received from the Company or any Subsidiary), in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus (iv) the aggregate principal amount of any Indebtedness or Disqualified Capital Stock, in each case, of the Company or any Subsidiary issued after the Closing Date (other than Indebtedness or such Disqualified Capital Stock issued to the Company or any Subsidiary), which has been converted into or exchanged for Capital Stock of the Company or any Subsidiary that does not constitute Disqualified Capital Stock, together with the fair market value of any cash or Cash Equivalents (as determined by the Company in good faith) and the fair market value (as determined

5 by the Company in good faith) of any property or assets received by the Company or such Subsidiary upon such exchange or conversion, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus (v) the net proceeds received by the Company or any Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with the Disposition to any Person (other than the Company or any Subsidiary) of any Investment made pursuant to Section 6.7(m) in an amount, together with amounts added pursuant to clause (vi) below, not to exceed the original Investment; plus (vi) to the extent not already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the proceeds received by the Company or any Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments of loans and interest payments on loans, in each case received in respect of any Investment made pursuant to Section 6.7(m) in an amount, together with amounts added pursuant to clauses (v), not to exceed the original Investment; plus (viii) the amount of any Declined Proceeds; minus (b) an amount equal to the sum of any Restricted Payment made pursuant to Section 6.5(f), any Investment made pursuant to Section 6.7(m) or any prepayment, repurchase or redemption of Other Debt made pursuant to Section 6.16 during the period from and including the day immediately following the Closing Date through and including such time. “Available Excess Cash Flow” means, with respect to the Available Amount, the amount, determined on a cumulative basis, of Consolidated Excess Cash Flow for each Fiscal Year of the Company (commencing with the Fiscal Year ending December 31, 2022) that is not required to be applied in accordance with Section 2.13(d) (without giving effect to any deduction to such amount for Voluntary Term Loan Prepayments and excluding any amount of Consolidated Excess Cash Flow that is not required to be applied to prepay the Term Loans due to the application of the proviso set forth in Section 2.13(d)). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for the Agreed Currency, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (vi) of Section 2.17(a).

6 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute. “Benchmark” means, initially, with respect to any Term Benchmark Loan, the Relevant Rate for the Agreed Currency; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (ii) or clause (iii) of Section 2.17(a). “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of an Other Benchmark Rate Election, “Benchmark Replacement” shall mean the alternative set forth in (3) below: (1) in the case of any Loan denominated in Dollars, the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) in the case of any Loan denominated in Dollars, the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the

7 Administrative Agent in its reasonable discretion; provided further that, in the case of clause (3), when such clause is used to determine the Benchmark Replacement in connection with the occurrence of an Other Benchmark Rate Election, the alternate benchmark rate selected by the Administrative Agent and the Borrower shall be the term benchmark rate that is used in lieu of a LIBOR-based rate in the relevant other Dollar-denominated syndicated credit facilities; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Credit Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the Agreed Currency at such time;

8 provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 2.17(a)(iii); or (4) in the case of an Early Opt-in Election or an Other Benchmark Rate Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, written notice of objection to such

9 Early Opt-in Election or Other Benchmark Rate Election, as applicable, from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

10 “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.17 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.17. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Beneficiary” means each Agent and Lender. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” has the meaning assigned to that term in the preamble hereto. “Borrower Restricted Information” means confidential information, including MNPI, that is made available by or on behalf of the Borrower to Agent, any Lender or any potential Lender that has not been made available to all Lenders and potential Lenders. “Business Day” means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted LIBO Rate or any Eurodollar Rate Loans, the term “Business Day” shall mean any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market. “Canadian Anti-Money Laundering & Anti-Terrorism Legislation” means, collectively, the Criminal Code, R.S.C. 1985, c. C-46, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, S.C. 2000, c. 17 and the United Nations Act, R.S.C. 1985, c. U-2 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al Qaida and Taliban Regulations promulgated under the United Nations Act. “Canadian Blocked Person” means any Person that is a “designated person”, “politically exposed foreign person” or “terrorist group” as described in any Canadian Economic Sanctions and Export Control Laws.

11 “Canadian Defined Benefit Plan” means a pension plan for the purposes of any applicable pension benefits standards statute or regulation in Canada, which contains a “defined benefit provision,” as defined in subsection 147.1(1) of the Income Tax Act (Canada). “Canadian Economic Sanctions and Export Control Laws” means any Canadian laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures, including the Special Economic Measures Act (Canada), the United Nations Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), Part II.1 of the Criminal Code (Canada) and the Export and Import Permits Act (Canada), and any related regulations. “Canadian Guarantee” means, collectively, (a) the Guaranty, and (b) the guarantee dated the date hereof governed by the laws of the Province of Ontario made by the Canadian Loan Parties in favor of the Administrative Agent. “Canadian Loan Parties” means, collectively, Sunblaster Holdings ULC, an unlimited liability corporation existing under the laws of the Province of British Columbia, Eddi’s Wholesale Garden Supplies Ltd., a corporation existing under the laws of the Province of British Columbia, Aurora Peat Products ULC, an unlimited liability corporation existing under the laws of the Province of Alberta, Greenstar Plant Products Inc., a federal corporation organized under the laws of Canada, and any other Person organized under applicable law of Canada or any province of Canada that becomes a party to this Agreement pursuant to a joinder agreement and their successors and assigns, and the term “Canadian Loan Party” means any one of them or all of them individually, as the context may require. “Canadian Pension Event” means (a) the whole or partial withdrawal of a Canadian Loan Party or another Credit Party from a Canadian Pension Plan during a plan year; or (b) the filing of a notice of intent to terminate in whole or in part a Canadian Pension Plan or the treatment of a Canadian Pension Plan amendment as a termination or partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Canadian Pension Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any Canadian Pension Plan. “Canadian Pension Plan” means each pension plan required to be registered under Canadian federal or provincial law that is administered or contributed to by a Credit Party or any Subsidiary of any Credit Party for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively. “Canadian Security Agreement” means, collectively, that certain Canadian Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the Canadian Loan Parties party thereto and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time, together with the Quebec Security Documents, to the extent applicable.

12 “Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person. “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing. “Cash” means money, currency or a credit balance in any demand or deposit account. “Cash Equivalents” means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iv) certificates of deposit, time deposits or bankers’ acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody’s. “Change of Control” means, at any time, any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) beneficially owns, directly or indirectly, more than 35%, on a fully diluted basis, of the outstanding Capital Stock (measured only by voting power) of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of members of the board of directors (or similar governing body) of the Company. “Change in Law” means the occurrence, after the Closing Date (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following (a) the adoption of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority or (c) compliance by any Lender (or, for purposes of Section 2.18(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the

13 Closing Date; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III shall be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented. “Closing Date” means October 25, 2021. “Collateral” means, collectively, all of the real, personal and mixed property (including Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations. “Collateral Agent” means JPMorgan Chase Bank, N.A. in its capacity as collateral agent for the Lenders and other Secured Parties under the Collateral Documents and under the other Credit Documents. “Collateral Documents” means, collectively, each Security Agreement, the Mortgages (if any), the Intercreditor Agreement and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Collateral Agent, for the benefit of Lenders, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations (or to perfect any Liens so granted). “Commitment” means any Term Loan Commitment and Additional Term Loan Commitment. “Company” has the meaning assigned to that term in the preamble hereto. “Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C. “Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with: (i) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that: (ii) if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (i) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving

14 or then-prevailing market convention for determining compounded SOFR for U.S. dollar- denominated syndicated credit facilities at such time; provided, further, that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (i) or clause (ii) is not administratively feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.” “Consolidated Adjusted EBITDA” means, for any period, an amount determined for the Company and its Subsidiaries on a consolidated basis equal to the total of (a) Consolidated Net Income, plus (b) the sum, without duplication, of each of the following to the extent deducted (or, in the case of any cost synergies pursuant to clause (ix), not included) in the calculation of Consolidated Net Income for such period (i) Consolidated Interest Expense and non-Cash interest expense, (ii) provisions for taxes based on income, (iii) total depreciation expense, (iv) total amortization expense (including amortization of goodwill, other intangibles, and financing fees and expenses), (v) non-cash impairment charges, (vi) non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Company and its Subsidiaries pursuant to a written incentive plan or agreement, (vii) other non-Cash items that are unusual or otherwise non-recurring items, (viii) any extraordinary losses and non-recurring charges during any period (including severance, relocation costs, one-time compensation charges and losses or charges associated with Interest Rate Agreements), (ix) restructuring charges or reserves (including costs related to closure of Facilities) and cost synergies projected by the Company in good faith to be realized during such period (calculated on a pro forma basis as though such cost synergies had been realized during the entirety of the applicable period) as a result of actions taken or to be taken in connection with any Permitted Acquisition by the Company or any Subsidiary, net of the amount of actual benefits realized during such period that are otherwise included in the calculation of Consolidated Adjusted EBITDA from such actions; provided that (A) (x) such cost synergies are reasonably expected and factually supportable as determined in good faith by the Company and (y) such actions are to be taken and the results with respect thereto are to be achieved within 24 months after the consummation of the Permitted Acquisition which is expected to result in such cost synergies, (B) no cost synergies shall be added pursuant to this clause (ix) to the extent duplicative of any expenses or charges otherwise added to Consolidated Adjusted EBITDA, whether through a pro forma adjustment or otherwise, for such period and (C) the aggregate amount of restructuring charges and reserves and cost synergies added pursuant to this clause (ix) for such period shall not exceed 20% of Consolidated Adjusted EBITDA for such period (calculated without giving effect to any adjustments made pursuant to this clause (ix)), (x) any transaction costs incurred in connection with the issuance, resale or secondary offering of Securities or any refinancing transaction, in each case whether or not such transaction is consummated and (xi) any fees and expensed related to any Permitted Acquisitions, minus (c) the sum, without duplication, of (i) non-Cash items increasing Consolidated Net Income for such period that are unusual or otherwise non-recurring items, and (ii) cash payments made during such period reducing reserves or liabilities for accruals made in prior periods but only to the extent such reserves or accruals were added back to “Consolidated Adjusted EBITDA” in a prior period pursuant to clause (b)(vii) above. “Consolidated Capital Expenditures” means, for any period, the aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated

15 basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries, but excluding expenditures constituting the purchase price for Permitted Acquisitions and amounts constituting Net Asset Sale Proceeds and Net Insurance/Condemnation Proceeds which are reinvested in the business of the Company and its Subsidiaries in accordance with Section 2.13(a) or Section 2.13(b), respectively, by the Company and its Subsidiaries during such period. “Consolidated Current Assets” means, as at any date of determination, the total assets of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents. “Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt (calculated, for the avoidance of doubt, with respect to any lease obligations in a manner consistent with Section 1.2(b)(ii)). “Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, plus (b) the Consolidated Working Capital Adjustment, minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding (x) voluntary repayments financed with Indebtedness, (y) payments and repayments of Indebtedness under the Revolving Credit Facility (except to the extent there is an equivalent permanent reduction in commitments thereunder) or any other working capital facility and (z) voluntary repayments of Term Loans), (b) cash Consolidated Capital Expenditures (net of any proceeds of (y) any related financings with respect to such expenditures and (z) to the extent not excluded in the calculation of Consolidated Capital Expenditures, any sales of capital assets used to finance such expenditures), (c) Consolidated Interest Expense paid in cash for such period, (d) the portion of taxes based on income actually paid in cash during such period by the Company or any of its Subsidiaries whether for such period or any other period, (e) Restricted Payments made under Section 6.5(c) during such period, (f) Restricted Payments or Investments made under Section 6.5(d), 6.5(e) and Section 6.7(l), as applicable, and (g) in respect of any given Fiscal Year, the cash portion of the purchase price (including without limitation, earnout payments paid in cash) of a Permitted Acquisition or other acquisition consummated simultaneously with or prior to the Closing Date paid during such Fiscal Year (net of any proceeds of (x) any related financings with respect to such purchase price and (y) any sales of capital assets used to finance such purchase price). Consolidated Excess Cash Flow shall not be reduced by the amount of any Credit Party Purchase. “Consolidated First Lien Debt” means, as at any date of determination, the Consolidated Total Debt of the Company and its Subsidiaries that is secured by first priority Liens on any of the assets of the Company or any of its Subsidiaries. “Consolidated Interest Expense” means, for any period, (i) total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) payable in cash of the Company and its Subsidiaries (but excluding fees and any original

16 issue discount in connection with this Agreement and the Revolving Credit Documents) on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements, minus (ii) the aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash. “Consolidated Net Income” means, for any period, (i) the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus (ii) (a) the income (or loss) of any Person (other than a Subsidiary of the Company) in which any other Person (other than the Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or that Person’s assets are acquired by the Company or any of its Subsidiaries, (c) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net extraordinary losses. Consolidated Net Income shall not be increased as a result of any cancellation of indebtedness income realized as a result of any Credit Party Purchase. “Consolidated Secured Debt” means, as at any date of determination, the Consolidated Total Debt of the Company and its Subsidiaries that is secured by Liens on any of the assets of the Company or any of its Subsidiaries. “Consolidated Total Debt” means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis, without duplication, in accordance with GAAP; provided, further that notwithstanding any other provision of this Agreement for all purposes hereof and all calculations required to be made hereunder the amount of Indebtedness included in Consolidated Total Debt shall be deemed to be 100% of the outstanding principal amount thereof. “Consolidated Working Capital” means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities. “Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period. “Contractual Obligation” means, as applied to any Person, any provision of any indenture, mortgage, deed of trust, or other contract, undertaking, agreement or other instrument to which that Person is a party or to which such Person or any of its properties is subject.

17 “Contributing Guarantors” has the meaning assigned to that term in Section 7.2. “Conversion/Continuation Date” means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice. “Conversion/Continuation Notice” means a Conversion/Continuation Notice substantially in the form of Exhibit A-2. “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the Adjusted LIBO Rate. “Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit H delivered by a Credit Party pursuant to Section 5.10. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to that term in Section 10.28. “Credit Date” means the date of a Credit Extension. “Credit Document” means any of this Agreement, the Notes, if any, the Collateral Documents, any other intercreditor agreements (if applicable) and all other amendments, documents, instruments or agreements executed and delivered by a Credit Party for the benefit of any Agent or any Lender in connection herewith. “Credit Extension” means the making of a Loan. “Credit Party” means each Person (other than any Agent or any Lender or any other representative thereof) from time to time party to a Credit Document. “Credit Party Purchase” has the meaning assigned to that term in Section 10.6(i). “Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with the Company’s and its Subsidiaries’ operations and not for speculative purposes.

18 “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debtor Relief Laws” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States, Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Proceeds” has the meaning assigned to that term in Section 2.14(d). “Declining Lender” has the meaning assigned to that term in Section 2.14(d). “Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default. “Disqualified Capital Stock” means with respect to any Person, (a) Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time or both would be, required to be redeemed or repurchased including at the option of the holder thereof by such Person or any of its Subsidiaries, in whole or in part, on or prior to 91 days following the Maturity Date and (b) any Capital Stock of any Subsidiary of such Person other than any common equity with no preferences, privileges, and no redemption or repayment provisions. Notwithstanding the foregoing, any Capital Stock of the Company that would constitute Disqualified Capital Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Capital Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions prior to the prepayment of the Loans as are required by this Agreement. “Dollars” and the sign “$” mean the lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia and any other Subsidiary that is not a “controlled foreign corporation” under Section 957 of the Internal Revenue Code. “Early Opt-in Election” means, if the then current Benchmark with respect to Dollars is the Adjusted LIBO Rate, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar denominated syndicated credit facilities at such time

19 contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from the Adjusted LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof) and (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or buys loans as one of its businesses; provided, no natural person and no Affiliate of the Company shall be an Eligible Assignee. “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed by, the Company, any of its Subsidiaries or any of their respective ERISA Affiliates. “Environmental Claim” means any investigation, written notice, written notice of violation, written claim, action, suit, proceeding, demand, abatement order or other written order or written directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of, or liability under or relating to, any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment. “Environmental Laws” means any and all current or future foreign or domestic, federal, state, provincial or territorial (or any subdivision of either of them), statutes, ordinances,

20 orders, rules, regulations, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, land use or the protection of the environment. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto. “ERISA Affiliate” means, as applied to any Person, (i) any entity, whether or not incorporated, that is under common control within the meaning of Section 4001(a)(14) with that Person; (ii) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (iii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iv) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (ii) above or any trade or business described in clause (iii) above is a member. “ERISA Event” means (i) a “reportable event” within the meaning of Section 4043(c) of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure of the Company, any of its Subsidiaries, or any of their respective ERISA Affiliates to make by its due date a required installment under Section 430(j) of the Internal Revenue Code with respect to any Pension Plan, or the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code or Section 302 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code); (iii) the determination that any Pension Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA); (iv) the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (v) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (vi) the withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Company, any of its Subsidiaries or any of their respective Affiliates pursuant to Section 4063 or 4064 of ERISA; (vii) the institution by the PBGC of proceedings to terminate any Pension Plan; (viii) the imposition, or the occurrence of any events or condition that could reasonably be expected to result in the imposition, of liability on the Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (ix) the occurrence of an act or omission which could give rise to the imposition on the Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan (which fines, penalties, taxes or related charges, for purposes of Section 4.19, shall be material); (x) the incurrence by the

21 Company, any of its Subsidiaries or any of their respective ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal (within the meaning of Sections 4203 or 4205 of ERISA) from any Multiemployer Plan; (xi) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan or the assets thereof, or against the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (xii) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xiii) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Eurodollar Rate Loan” means a Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate. “Event of Default” means each of the conditions or events set forth in Section 8.1. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute. “Excluded Taxes” means, with respect to any payment made by any Credit Party under any Credit Document, any of the following Taxes imposed on or with respect to a Recipient: (a) income or franchise Taxes (however denominated) imposed on (or measured by) net income by the United States of America or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Lender’s applicable lending office is located, (c) in the case of a Non-U.S. Lender (other than an assignee pursuant to a request by the Company under Section 2.22), any U.S. Federal withholding Taxes resulting from any law in effect (including FATCA) on the date such Non-U.S. Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non-U.S. Lender’s failure to comply with Section 2.19(f), except to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Company with respect to such withholding Taxes pursuant to Section 2.19(a), and (d) Taxes that would not have been imposed but for a failure by any Recipient, or any legal or beneficial holder of an interest in any entity (other than an entity that is a U.S. Person) through which payments by or on account of any Credit Party are made under any Credit Document, to comply with any applicable reporting requirement if such compliance is required by FATCA as a precondition to relief or exemption from such Tax.

22 “Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by the Company or any of its Subsidiaries or any of their respective predecessors or Affiliates. “Fair Share” has the meaning assigned to that term in Section 7.2. “Fair Share Contribution Amount” has the meaning assigned to that term in Section 7.2. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any law, regulation, rule, promulgation, or official agreement implementing an official government agreement with respect to the foregoing. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Financial Plan” has the meaning assigned to that term in Section 5.1(i). “First Lien Debt Ratio” means the ratio as of the date of determination of (i) Consolidated First Lien Debt, less unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries as of such date to (ii) Consolidated Adjusted EBITDA for the Test Period. “First Offer” has the meaning assigned to that term in Section 2.14(d). “First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Lien. “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of the Company and its Subsidiaries ending on December 31 of each calendar year.

23 “Flood Hazard Property” means any Material Real Estate Asset subject to a mortgage in favor of the Collateral Agent, for the benefit of the Lenders, and located in an area designated by the Federal Emergency Management Agency as having special flood hazards. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted LIBO Rate. “Foreign Subsidiary” means any direct or indirect Subsidiary of the Company which is not a Domestic Subsidiary. “Funding Guarantors” has the meaning assigned to that term in Section 7.2. “Funding Notice” means a notice substantially in the form of Exhibit A-1. “GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof. “Governmental Authority” means any federal, state, provincial, territorial, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, Canada or a foreign entity or government. “Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority. “Guaranteed Obligations” has the meaning assigned to that term in Section 7.1. “Guarantor” means each Guarantor Subsidiary. “Guarantor Subsidiary” means each Subsidiary of the Borrower party hereto on the date hereof, the Canadian Loan Parties, and any other Subsidiary of the Borrower from time to time party to this Agreement. “Guaranty” means the guaranty of each Guarantor set forth in Section 7. “Hazardous Materials” means any chemical, material, waste or substance that is prohibited, limited or regulated by any Governmental Authority or Environmental Law or which can form the basis for liability under any Environmental Law. “Hazardous Materials Activity” means any past, current or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, presence, Release, threatened Release, discharge, placement, generation, transportation, processing, treatment, abatement, removal, remediation, disposal, disposition or

24 handling of, or exposure to, any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing. “Hedge Agreement” means an Interest Rate Agreement or a Currency Agreement. “Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. “Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”. “Increased-Cost Lenders” has the meaning assigned to that term in Section 2.22. “Incremental Cap” means (a) the Shared Incremental Amount, plus (b) in the case of any Additional Term Loans or any Incremental Equivalent Debt that is secured by a Lien on the Collateral that is pari passu (but without regard to the control of remedies) with the Liens securing the Obligations, an additional amount so long as after giving effect to the Additional Term Loans or such Incremental Equivalent Debt, as applicable, the First Lien Debt Ratio is not greater than (i) 3.00 to 1.00 or (ii) to the extent any such Additional Term Loans or such Incremental Equivalent Debt, as applicable, is incurred in connection with an acquisition or other Investment permitted hereunder, the greater of (x) 3.00 to 1.00 and (y) the First Lien Debt Ratio immediately prior to such incurrence and such permitted acquisition or Investment, plus (c) solely in the case of Incremental Equivalent Debt, if such Incremental Equivalent Debt is secured by a Lien on the Collateral that is junior to the Liens securing the Obligations, an additional amount so long as after giving effect to such Incremental Equivalent Debt, the Secured Debt Ratio does not exceed (i) 3.50 to 1.00 or (ii) to the extent such Incremental Equivalent Debt is incurred in connection with an acquisition or other Investment permitted hereunder, the greater of (x) 3.50 to 1.00 and (y) the Secured Debt Ratio immediately prior to such incurrence and such permitted acquisition or Investment, plus (d) solely in the case of Incremental Equivalent Debt, if such Incremental Equivalent Debt is unsecured, an additional amount so long as after giving effect to such Incremental Equivalent Debt, the Total Leverage Ratio is not greater than (i) 4.00 to 1.00 or (ii) to the extent that such Incremental Equivalent Debt is incurred in connection with an acquisition or other investment permitted hereunder, the greater of (x) 4.00 to 1.00 and (y) the Total Leverage Ratio immediately prior to such incurrence and such permitted acquisition or Investment (it being understood that in determining the amount of unrestricted Cash of the Company for purposes of calculating the First Lien Debt Ratio, the Secured Debt Ratio or the Total Leverage Ratio, the proceeds of any such Additional Term Loans or Incremental Equivalent Debt, as applicable, shall not be included); provided that for purposes of the calculation of the First Lien Debt Ratio, Secured Debt Ratio or Total Leverage Ratio in connection with any incurrence of Additional Term Loans or Incremental Equivalent Debt in reliance on clauses (b), (c) or (d), as applicable, any concurrent incurrence of Additional Term Loans or Incremental Equivalent Debt in reliance on clause (a) shall be disregarded).

25 “Incremental Equivalent Debt” means Indebtedness in an amount not to exceed the Incremental Cap consisting of the incurrence or issuance by any Credit Party of one or more series of senior secured notes or loans, junior lien loans or notes, subordinated loans or notes or senior unsecured loans or notes (in each case in respect of the issuance of notes, whether issued in a public offering, Rule 144A or other private placement or purchase or otherwise) or any bridge financing in lieu of the foregoing, or secured or unsecured “mezzanine” debt; provided that (a) no Default or Event of Default shall exist on the date of incurrence thereof before or after giving effect to such Incremental Equivalent Debt (except with respect to any use of Incremental Equivalent Debt in connection with a Limited Condition Transaction, no such Default or Event of Default shall exist at the time elected by the Company pursuant to Section 1.6), (b) the final maturity date of any Incremental Equivalent Debt shall be no earlier than the Maturity Date (provided, that the foregoing limitation shall not apply to a customary bridge facility which, subject to customary conditions, automatically converts into long-term debt satisfying the requirements of this clause (b)), (c) the weighted average life to maturity of any such Incremental Equivalent Debt shall be no earlier than the weighted average life to maturity of the Term Loans (provided that the foregoing limitation shall not apply to a customary bridge facility which, subject to customary conditions, automatically converts into long-term debt satisfying the requirements of this clause (c)), (d) if such Incremental Equivalent Debt is secured, the applicable Other Debt Representative shall have become party to a Pari Intercreditor Agreement or Junior Lien Intercreditor Agreement (as applicable), (e) such Incremental Debt may not be guaranteed by any Subsidiary of the Company other than a Subsidiary Guarantor or secured by Liens on any assets of the Company other than the Collateral, (f) any Incremental Equivalent Debt that is pari passu in right of payment and security with the Term Loans may provide for the ability to participate (i) a pro rata basis or non- pro rata basis in any voluntary prepayment of Term Loans, in each case, made pursuant to Section 2.12 and (ii) on a pro rata or less than pro rata basis (but not on a greater than pro rata basis, other than in the case of prepayment with proceeds of Indebtedness refinancing such Incremental Equivalent Debt) in any mandatory prepayment of Term Loans required pursuant to Section 2.13, (g) the MFN Adjustment shall apply mutatis mutandis to any such Incremental Equivalent Debt in the form of term loans secured on a pari passu basis with the Term Loans as if such Incremental Equivalent Debt were Additional Term Loans and (h) except as otherwise required in clauses (a) through (g) above, all other terms of such Incremental Equivalent Debt will be as agreed with the Company and the lenders providing such Incremental Equivalent Debt, provided, to the extent such terms are not consistent with the terms in respect of the Term Loans, they shall be not materially more restrictive (as determined by the Company in good faith), when taken as a whole, than those under the Term Loans (except for covenants or other provisions (x) applicable only to periods after the Maturity Date, (y) that are also added for the benefit of the Term Loans or (z) that are reasonably satisfactory to the Administrative Agent). “Indebtedness” as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money; (ii) the principal portion of obligations with respect to Capital Leases; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (excluding accounts payable which are classified as current liabilities in accordance with GAAP and accrued expenses in each case incurred in the ordinary course of business); (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA but including earn-outs incurred in connection with a Permitted Acquisition to the extent required to be reflected on a balance sheet in accordance with GAAP to the extent such earn-out obligations are not paid

26 within 30 days after the amount due is finally determined), which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (vi) the amount available to be drawn under on any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; (ix) any liability of such Person for an obligation of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefore, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause (viii) above; (x) all net payment obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes; (xi) the principal balance outstanding under any synthetic lease, tax retention lease, off- balance sheet loan or similar off-balance sheet financing product; and (xii) the indebtedness of any partnership or Joint Venture in which such Person is a general partner or a joint venturer except to the extent that the terms of such indebtedness provide that such indebtedness is nonrecourse to such Person. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by any Credit Party under any Credit Document and (b) Other Taxes. “Indemnitee” has the meaning assigned to that term in Section 10.3(a). “Installment” has the meaning assigned to that term in Section 2.11. “Intellectual Property” means all intellectual property, including patents, industrial designs, trademarks, service marks, tradenames, brand names, corporate names, domain names, logos, trade dress, copyrights, technology, know-how, inventions, trade secrets, confidential, proprietary or non-public information, methods and processes used in or necessary for the conduct of the business of the Company and its Subsidiaries, and all renewals, extensions, substitutions, continuations, divisionals, re-issues, re-examinations, registrations and applications for registration of the foregoing and all goodwill associated therewith. “Intercreditor Agreement” means the Intercreditor Agreement dated as of the date hereof by and among the Credit Parties party thereto, the Agents and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under the Revolving Credit Documents,

27 substantially in the form of Exhibit L, as it may be amended, supplemented or otherwise modified from time to time. “Interest Payment Date” means with respect to (i) any ABR Loan, the last Business Day in each of March, June, September and December of each year through the final maturity date of such Loan; and (ii) any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided, in the case of each Interest Period of longer than three months “Interest Payment Date” shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period. “Interest Period” means, in connection with a Eurodollar Rate Loan, an interest period of one-, three- or six-months, as selected by the Borrower in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c), of this definition, end on the last Business Day of a calendar month; and (c) no Interest Period with respect to any portion of any Term Loan shall extend beyond the Maturity Date. “Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with the Company’s and its Subsidiaries’ operations and not for speculative purposes. “Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the Closing Date and from time to time hereafter, and any successor statute. “Interpolated Rate” means, at any time, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate (for the longest period for which that LIBO Screen Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate (for the shortest period for which that LIBO Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, as of 11:00 a.m., London time, on the Quotation Day for such Interest Period; provided that, if any Interpolated Rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.

28 “Investment” means (i) any direct or indirect purchase or other acquisition by the Company or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (including any Subsidiary of the Company); (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of the Company from any Person other than the Company or any Guarantor Subsidiary, of any Capital Stock of such Subsidiary; and (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Company or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto minus the amount of any return of capital with respect to such Investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write- offs with respect to such Investment. “Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party. “Junior Lien Intercreditor Agreement” means an intercreditor agreement in a form reasonably acceptable to the Administrative Agent among the Credit Parties from time to time party thereto, the Collateral Agent and the Other Debt Representative for the holders of the applicable Indebtedness that is permitted to be, and is intended to be, secured by a Lien on the Collateral that is junior to the Liens securing the Obligations. “Lender” means, at any time, any lender that holds Term Loans at such time, and shall include any Person listed on Schedule 2.1 hereto or that becomes a party hereto pursuant to an Assignment and Assumption or a Term Loan Joinder Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary. “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “LIBO Rate” means, with respect to any Eurodollar Rate Loan for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Rate Loan for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such

29 rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “Limited Condition Transaction” has the meaning assigned to that term in Section 1.6. “Loan” means a Term Loan. “Margin Stock” has the meaning assigned to that term in Regulation U. “Material Adverse Effect” means a material adverse effect upon (i) the business, operations, assets or financial condition of the Company and its Subsidiaries taken as a whole; (ii) the ability of any Credit Party to perform its Obligations; (iii) the legality, validity, binding effect or enforceability against a Credit Party of a Credit Document to which it is a party; or (iv) the rights, remedies and benefits available to, or conferred upon, any Agent and any Lender or any Secured Party under any Credit Document. “Material Real Estate Asset” means any individual Real Estate Asset owned in fee with a fair market value equal to or greater than $12,500,000. “Maturity Date” means October 25, 2028. “MFN Adjustment” has the meaning assigned to that term in Section 2.23(b). “MNPI” means, on any date, material non-public information with respect to any Credit Party, the Term Loans or any securities issued by a Credit Party that has not been disclosed to the Lenders (other than Lenders that do not wish to receive MNPI or any such information that is disclosed to all Lenders in accordance with the confidentiality provisions of this Agreement) prior to such date to the extent such information could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to assign Term Loans to, or acquire Term Loans from, a Credit Party. “Moody’s” means Moody’s Investors Service, Inc. “Mortgage” means a Mortgage in form and substance reasonably satisfactory to the Collateral Agent, as such form may be amended, supplemented or otherwise modified from time to time.

30 “Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Company, any of its Subsidiaries or any of their respective ERISA Affiliates (i) makes or is obligated to make contributions; (ii) during the preceding five plan years, has made or been obligated to make contributions; or (iii) has any actual or contingent liability. “Multiple Employer Plan” means any Employee Benefit Plan which has two or more contributing sponsors (including the Company, any of its Subsidiaries or any of their respective ERISA Affiliates) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Asset Sale Proceeds” means, with respect to any Asset Sale, an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by the Company or any of its Subsidiaries from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (a) income taxes estimated in good faith by the seller thereof to be payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, (c) brokerage fees and legal expenses incurred directly attributable to such Asset Sale; and (d) any reserves required to be established by the seller thereof in accordance with GAAP against liabilities reasonably anticipated and directly attributable to the Asset Sale, including pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under indemnification obligations associated with such Asset Sale. “Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any Cash payments or proceeds received by the Company or any of its Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of the Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs incurred by the Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of the Company or such Subsidiary in respect thereof, and (b) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income taxes estimated in good faith by the seller thereof to be payable as a result of any gain recognized in connection therewith. “Non-U.S. Lender” means a Lender that is for U.S. federal income tax purposes a corporation, individual, partnership, trust or estate and is not a U.S. Person. “Note” means a Term Loan Note. “Notice” means a Funding Notice or a Conversion/Continuation Notice. “NYFRB” means the Federal Reserve Bank of New York.

31 “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Obligations” means all obligations of every nature of each Credit Party from time to time owed to the Agents (including former Agents), the Lenders or any of them, under any Credit Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), payments for fees, expenses, indemnification or otherwise. “Obligee Guarantor” has the meaning assigned to that term in Section 7.7. “Organizational Documents” means (i) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official. “Other Benchmark Rate Election” means, with respect to any Loan denominated in Dollars, if the then-current Benchmark is the Adjusted LIBO Rate, the occurrence of: (a) a request by the Borrower to the Administrative Agent to notify each of the other parties hereto that, at the determination of the Borrower, Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a LIBOR-based rate, a term benchmark rate as a benchmark rate, and (b) the Administrative Agent, in its sole discretion, and the Borrower jointly elect to trigger a fallback from the Adjusted LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Credit Document, or sold or assigned an interest in any Credit Document).

32 “Other Debt” has the meaning assigned to that term in Section 6.16. “Other Debt Representative” means with respect to any series of applicable Indebtedness permitted to be incurred and secured by a Lien on the Collateral that is pari passu (but without regard to the control of remedies) with or junior to the Lien securing the Obligations, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Other Taxes” means any present or future stamp, court, documentary, intangible, recording, filing or similar excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 2.22). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the Federal Reserve Bank of New York’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Pari Intercreditor Agreement” means an intercreditor agreement in a form reasonably acceptable to the Administrative Agent among the Credit Parties from time to time party thereto, the Collateral Agent and the Other Debt Representative for the holders of the applicable Indebtedness that is permitted to be, and is intended to be, secured by a Lien on the Collateral that is pari passu (but without regard to the control of remedies) with the Liens securing the Obligations. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Plan” means any Employee Benefit Plan (including a Multiple Employer Plan, but not including a Multiemployer Plan) which is subject to Title IV of ERISA, Section 412 of the Internal Revenue Code, or Section 302 of ERISA (i) which is or was sponsored, maintained or contributed to by, or required to be contributed to by the Company or any of its Subsidiaries or any respective ERISA Affiliates; or (ii) with respect to which the Company or any of its Subsidiaries or any respective ERISA Affiliates has any actual or contingent liability. “Permitted Acquisition” means any acquisition by the Company or any of its Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, any Person; provided, that: (i) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations; (iii) the Company shall have taken, or caused to be taken, each of the actions (and within the time periods) set forth in Section 5.10; (iv) any Person or assets or division as acquired in accordance herewith shall be in same business or lines of business in which the Company and/or its Subsidiaries are engaged as of the Closing

33 Date or any business reasonably related thereto; (v) each such Permitted Acquisition shall be effectuated pursuant to the terms of a consensual merger or stock purchase agreement or other consensual acquisition agreement between the Company or the applicable Subsidiary and the applicable seller or Person being so acquired and (vi) the aggregate amount of consideration paid by the Company or any of its Subsidiaries for Permitted Acquisitions of Persons that do not become Credit Parties or assets that will not be owned by Credit Parties shall not exceed the greater of (x) $25,000,000 and (y) 25% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period. “Permitted Liens” means each of the Liens permitted pursuant to Section 6.2. “Permitted Ratio Debt” has the meaning assigned to that term in Section 6.1(q). “Permitted Refinancing” means, with respect to any Indebtedness, extensions, renewals, refinancings or replacements of such Indebtedness; provided that such extensions, renewals, refinancings or replacements (i) are on terms and conditions (including the terms and conditions of any guarantees of or other credit support for such Indebtedness) not materially less favorable taken as a whole to the Company and its Subsidiaries, the Administrative Agent, the Collateral Agent or the Lenders than the terms and conditions of the Indebtedness being extended, renewed, refinanced or replaced, (ii) do not add as an obligor any Person that would not have been an obligor under the Indebtedness being extended, renewed replaced or refinanced, (iii) do not result in a greater principal amount or shorter remaining average life to maturity than the Indebtedness being extended, renewed replaced or refinanced and (iv) are not effected at any time when a Default or Event of Default has occurred and is continuing or would result therefrom. “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, unlimited liability companies, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities. “PPSA” means the Personal Property Security Act (Ontario), including the regulations thereto, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security, in effect in a jurisdiction other than Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation (including the Civil Code of Quebec) in effect from time to time in such other jurisdiction for the purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “Prepayment Amount” has the meaning assigned to that term in Section 2.14(d). “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent)

34 or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Principal Office” means the Administrative Agent’s principal office in New York City, or such other office as the Administrative Agent may from time to time designate in writing to the Borrower and each Lender. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “Proceeds of Crime Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended from time to time, and including all regulations thereunder. “Projections” has the meaning assigned to that term in Section 4.8. “Pro Rata Share” means, with respect to all payments, computations and other matters relating to the Term Loans of any Lender, the percentage obtained by dividing (a) the Term Loan Exposure of that Lender by (b) the aggregate Term Loan Exposure of all Lenders. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” means a Lender whose representatives may trade in securities of the Borrower or any of its Subsidiaries while in possession of the financial statements provided by the Borrower under the terms of this Agreement. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to that term in Section 10.28. “Quebec Security Documents” means, if applicable, a notarial deed executed by any Credit Party from time to time required to perfect a Lien in favor of the Administrative Agent in the Province of Quebec. “Quotation Day” means with respect to any Eurodollar Rate Loan for any Interest Period, two Business Days prior to the commencement of such Interest Period. “Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Credit Party in any real property. “Real Estate Asset Deliverables” means, with respect to any Material Real Estate Asset: (i) a fully executed and notarized Mortgage, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering such Material Real Estate Asset;

35 (ii) at the request of the Collateral Agent, an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in each state in which such Material Real Estate Asset is located with respect to the enforceability of such Mortgage to be recorded in such state and such other matters as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent; (iii) at the request of the Collateral Agent, (a) an ALTA mortgagee title insurance policy or unconditional commitment therefor issued by a title company reasonably satisfactory to the Collateral Agent, in amounts satisfactory to the Collateral Agent with respect to such Material Real Estate Asset, dated as of the date of the recording of the Mortgage with respect to such Material Real Estate Asset and otherwise in form and substance reasonably satisfactory to Collateral Agent (each, a “Title Policy”), together with such endorsements, coinsurance and reinsurance as the Collateral Agent may reasonably request and to the extent available in each applicable jurisdiction and copies of all recorded documents listed as exceptions to title or otherwise referred to therein and (b) evidence satisfactory to Collateral Agent that such Credit Party has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage for such Material Real Estate Asset in the appropriate real estate records; (iv) a completed Federal Emergency Management Agency Standard Flood Hazard Determination and evidence of flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Federal Reserve Board, in form and substance reasonably satisfactory to Collateral Agent; (v) at the request of the Collateral Agent, an ALTA survey of such Material Real Estate Asset, certified to the Collateral Agent and dated as of a date acceptable to the title company for removal of the survey exceptions in the Title Policy for such Material Real Estate Asset, and otherwise in form and substance reasonably satisfactory to the Collateral Agent; and (vi) with respect only to any Material Real Estate Asset described in Section 5.10 hereof, upon request of the Administrative Agent and only to the extent required by applicable law, a USPAP and FIRREA appraisal of each such Material Real Estate Asset prepared by an MAI appraiser reasonably acceptable to the Administrative Agent on which the Agents and the Lenders (and their respective permitted assigns) may rely. “Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) the Collateral Agent. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Adjusted LIBO Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, or (2) if such Benchmark is not the Adjusted LIBO Rate, the time determined by the Administrative Agent in its reasonable discretion.

36 “Register” has the meaning assigned to that term in Section 10.6(e). “Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Fund” means, with respect to any Lender that is an investment fund, any other investment fund or similar investment vehicle that invests in commercial loans and that is managed or advised by (i) the Lender, (ii) an Affiliate of Lender or (iii) the same investment advisor as such Lender or by an Affiliate of such investment advisor. “Related Lender Assignment” has the meaning assigned to that term in Section 10.6(b). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater. “Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means with respect to any Term Benchmark Borrowing denominated in Dollars, the Adjusted LIBO Rate. “Replaced Term Loans” has the meaning assigned to that term in Section 10.5(f). “Replacement Lender” has the meaning assigned to that term in Section 2.22. “Replacement Term Loans” has the meaning assigned to that term in Section 10.5(f). “Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership

37 agreement, constitution or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, direction, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Requisite Lenders” means one or more Lenders having or holding Term Loan Exposure and representing more than 50% of the sum of the aggregate Term Loan Exposure of all Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means (i) any dividend or other distribution (including, for the avoidance of doubt, any payment pursuant to Section 6.5(d)), direct or indirect, on account of any shares of any class of stock (or of any other Capital Stock) the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock (or of any other Capital Stock) of the Company or any of its Subsidiaries now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock (or of any other Capital Stock) of the Company or any of its Subsidiaries now or hereafter outstanding; and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Indebtedness permitted pursuant to Sections 6.1(b), 6.1(e) (in respect of Indebtedness incurred under Sections 6.1(b)) or 6.1(h) or with respect to any Other Debt permitted pursuant to Section 6.1. “Revolving Credit Documents” means all documents, instruments or agreements executed and delivered by the Company or any of its Subsidiaries for the benefit of any agent or lender in connection with the Revolving Credit Facility. “Revolving Credit Facility” means the senior secured revolving credit facility pursuant to the Credit Agreement dated as of March 29, 2021 among the Company and Hydrofarm, LLC, as borrowers, the other Credit Parties party thereto as borrowers or guarantors, and JPMorgan Chase Bank, N.A. as administrative agent, as amended by that certain First Amendment and Joinder to Credit Agreement, dated as of August 31, 2021, as it may be further amended, modified, refinanced or replaced from time to time. “Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions- related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council,

38 the European Union or any EU member state, or Her Majesty’s Treasury of the United Kingdom (b) any Person operating, organized or resident in a Sanctioned Country, (c) Canadian Blocked Persons or (d) any Person owned or controlled by any such Person or Persons. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the Canadian federal government or (c) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business. “Second Offer” has the meaning assigned to that term in Section 2.14(d). “Second Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Lien. “Secured Debt Ratio” means the ratio as of the date of determination of (i) Consolidated Secured Debt, less unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries to (ii) Consolidated Adjusted EBITDA for the Test Period. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Arranger, the Lenders, the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document and the successors and assigns of each of the foregoing. “Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute. “Security Agreement” means, collectively, (i) the U.S. Security Agreement, (ii) the Canadian Security Agreement, and (iii) any other pledge or security agreement entered into after the date of this Agreement by any Credit Party (as required by this Agreement or any other Credit Document) for the benefit of the Administrative Agent and the other Secured Parties, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Shared Incremental Amount” means, as of any date of determination, (a) the greater of (x) $95,000,000 and (y) 100% of Consolidated Adjusted EBITDA of the Company for the most recently

39 ended Test Period minus (b) the aggregate principal amount of all Additional Term Loan Commitments and Incremental Equivalent Debt incurred or issued in reliance on the Shared Incremental Amount on or prior to such date. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvency Certificate” means a Solvency Certificate of the chief financial officer of the Borrower substantially in the form of Exhibit G. “Solvent” means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (B) such Person is “solvent” or is not an “insolvent person” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances and Canadian Debtor Relief Laws. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subject Transaction” has the meaning assigned to that term in Section 6.8(a).

40 “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. “Supported QFC” has the meaning assigned to that term in Section 10.28. “Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or borrowing, refers to whether such Loan, or the Loans comprising such borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate. “Term Loan” means an extension of credit by a Lender to the Borrower pursuant to Sections 2.1(a), 2.8 and 2.23, as applicable. “Term Loan Commitment” means the commitment of each Lender listed on Schedule 2.1 hereto to make a loan to the Borrower on the Closing Date in the amount set forth directly opposite such Lender’s name on Schedule 2.1, and “Term Loan Commitments” means such commitments of all such Lenders in the aggregate. The aggregate amount of the Term Loan Commitments as of the Closing Date is $125,000,000. “Term Loan Exposure” means, with respect to any Lender as of any date of determination, the outstanding principal amount of the Term Loans of such Lender; provided, at any time prior to the making of the Term Loans, the Term Loan Exposure of any Lender shall be equal to the principal amount of the Term Loans of such Lender’s Term Loan Commitment or Additional Term Loan Commitment. “Term Loan Joinder Agreement” means the Term Loan Joinder Agreement, substantially in the form of Exhibit N hereto. “Term Loan Note” means a promissory note in the form of Exhibit B, as it may be amended, supplemented or otherwise modified from time to time. “Term Loan Priority Collateral” has the meaning assigned to that term in the Intercreditor Agreement. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

41 “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable (and, for the avoidance of doubt, not in the case of an Other Benchmark Rate Election), has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.17 that is not Term SOFR. “Terminated Lender” has the meaning assigned to that term in Section 2.22. “Test Period” means, at any time, the four Fiscal Quarters last ended (in each case taken as one accounting period) for which financial statements have been or are required to have been delivered, pursuant to Section 5.1(b) or 5.1(c) (or, prior to the first delivery of financial statements pursuant to Section 5.1, the four Fiscal Quarter period most recently ended prior to the Closing Date). “Title Policy” has the meaning assigned to that term in the definition of “Real Estate Asset Deliverables.” “Total Leverage Ratio” means the ratio as of the date of determination of (i) Consolidated Total Debt, less unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries as of such date to (ii) Consolidated Adjusted EBITDA for the Test Period. “Transactions” means (a) the execution, delivery and performance by each Credit Party of the Credit Documents to which they are to be a party as of the Closing Date (and, in the case of the Company, the borrowing of Loans and the use of proceeds thereof in accordance with the terms hereof) and (b) the payment of the fees and expenses incurred in connection with the consummation of the foregoing. “Transformative Acquisition” means any acquisition by the Company or its Subsidiaries that either (a) is not permitted by the terms of the Credit Documents immediately prior to the consummation of such acquisition or (b) if not prohibited by the terms of the Credit Documents immediately prior to the consummation of such acquisition, would not provide the Company and its Subsidiaries with adequate flexibility under the Credit Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith. “Type of Loan” means an ABR Loan or a Eurodollar Rate Loan. “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct

42 Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code. “U.S. Security Agreement” means that certain U.S. Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the Credit Parties party thereto and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended or otherwise modified from time to time. Section 10.28. “U.S. Special Resolution Regime” has the meaning assigned to that term in “U.S. Tax Certificate” has the meaning assigned to such term in Section 2.19(f)(ii)(D)(2). “Voluntary Term Loan Prepayments” has the meaning assigned to such term in Section 2.13(d). “Withholding Agent” means any Credit Party and the Administrative Agent or any other withholding agent for U.S. federal income tax purposes. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yield” means, for any loan on any date on which any “Yield” is required to be calculated hereunder pursuant to Section 2.21 or 2.23, the internal rate of return on such loan determined by the Administrative Agent in consultation with the Borrower utilizing (a) the greater of (i) if applicable, any minimum Adjusted LIBO Rate applicable to such loan on such date and

43 (ii) the forward LIBOR curve (calculated on a quarterly basis) as calculated by the Administrative Agent in accordance with its customary practice during the period from such date to the earlier of (x) the date that is four (4) years following such date and (y) the maturity date of such loan; (b) the “Applicable Margin” for such loan on such date (other than any component thereof in any minimum Adjusted LIBO Rate which shall be determined pursuant to clause (a) above); and (c) the issue price of such loan (after giving effect to any original issue discount or upfront fees paid to the market in respect of such loan calculated based on an assumed four (4) year average life to maturity). 1.2 Accounting Terms. (a) Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP (provided that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof). Financial statements and other information required to be delivered by the Company to Lenders pursuant to Section 5.1(b) and 5.1(c) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(e), if applicable). Subject to the foregoing, calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the most recent financial statements referred to in Section 4.7. (b) Notwithstanding anything to the contrary contained herein, (i) all calculations with respect to definitions, covenants and other provisions hereof shall be made without giving effect to FASB ASC 825 (Financial Instruments) and (ii) any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02. Leases (Topic 842), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Credit Document shall be made or delivered, as applicable, in accordance therewith. 1.3 Interpretation, etc. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless

44 the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. For purposes of any Collateral located in the Province of Québec or charged by any deed of hypothec (or any other Collateral Document) and for all other purposes pursuant to which the interpretation or construction of a Collateral Document may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall be deemed to include “movable property”, (b) “real property” shall be deemed to include “immovable property”, (c) “tangible property” shall be deemed to include “corporeal property”, (d) “intangible property” shall be deemed to include “incorporeal property”, (e) “security interest” and “mortgage” shall be deemed to include a “hypothec”, (f) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to the “opposability” of such Liens to third parties, (h) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, and (j) an “agent” shall be deemed to include a “mandatary”. The interest rate on the Term Loans may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: (a) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives

45 are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, Section 2.17(a)(ii) and (iii) provide a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.17(a)(v), of any change to the reference rate upon which the interest rate on Term Benchmark Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to the LIBOR or other rates in the definition of “Adjusted LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.17(a)(ii) or (iii), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.17(a)(iv)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of the Adjusted LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term Benchmark Rate, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.4 Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Capital Stock at such time. 1.5 Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the holder of any obligation owing by any Credit Party (the “Applicable Creditor”) could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given. Each Credit Party agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Applicable Creditor receives payment of any sum so adjudged to be due

46 hereunder in the Second Currency, the Applicable Creditor may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each Credit Party agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Applicable Creditor against such loss. The term “rate of exchange” in this Section 1.5 means the spot rate at which the Applicable Creditor, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase. 1.6 Limited Condition Transactions. Notwithstanding anything to the contrary herein, to the extent that the terms of this Agreement require (a) compliance with any financial ratio or financial test (including any First Lien Debt Ratio test, any Secured Debt Ratio test or any Total Leverage Ratio test) and/or any cap expressed as a percentage of Consolidated Adjusted EBITDA, (b) accuracy of any representation or warranty and/or the absence of a Default or Event of Default or (c) compliance with any basket or other condition, as a condition to the consummation of any acquisition, consolidation, business combination or similar Investment, in each case permitted hereunder, the consummation of which by the Company is not conditioned on the availability of, or obtaining, third party financing (any such transaction, a “Limited Condition Transaction”), the determination of whether the relevant condition is satisfied may be made, at the election of the Company, at the time of (or on the basis of the most recent financial statements delivered pursuant to Section 5.1) either (x) the execution of the definitive agreement with respect to such acquisition, consolidation, business combination or similar Investment or (y) the consummation of such acquisition, consolidation, business combination or Investment, in each case, after giving pro forma effect to the relevant acquisition, consolidation, business combination or similar Investment (including the intended use of proceeds of any Indebtedness to be incurred in connection therewith) and any other acquisition, consolidation, business combination or similar Investment that has not been consummated but with respect to which the Company has elected to test any applicable condition prior to the date of consummation in accordance with this Section 1.6, and no Default or Event of Default shall be deemed to have occurred solely as a result of an adverse change in such test or condition occurring after the time such election is made. For the avoidance of doubt, if the Company shall have elected the option set forth in clause (x) in respect of any transaction, then (a) the Company shall be permitted to consummate such transaction even if any applicable test or condition shall cease to be satisfied subsequent to the Company’s election of such option and (b) any further determination with respect to incurrence tests prior to the earlier of the consummation of such Limited Condition Transaction and the termination of such Limited Condition Transaction will require the Company to comply with such tests on a pro forma basis assuming the applicable Limited Condition Transaction has been consummated and any applicable acquisition debt has been incurred. The provisions of this Section 1.6 shall also apply in respect of the incurrence of any Additional Term Loan Commitments. SECTION 2. LOANS 2.1 Term Loans. (a) Term Loan Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make a loan or loans on the Closing Date in an amount equal to such

47 Lender’s Term Loan Commitment to the Borrower. Any amount borrowed under this Section 2.1(a) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.11, 2.12 and 2.13, all amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Maturity Date. Each Lender’s Term Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the making by such Lender of its Term Loans on the Closing Date. (b) Borrowing Mechanics for Closing Date Loans. The Company shall deliver to the Administrative Agent a fully executed and delivered Funding Notice no later than 10:00 a.m. (New York City time) at least (x) three Business Days in advance of the Closing Date in the case of a Eurodollar Rate Loan to be made on the Closing Date or (y) one Business Day in advance of the Closing Date in the case of an ABR Loan to be made on the Closing Date. Promptly upon receipt by the Administrative Agent of such Funding Notice, the Administrative Agent shall notify each Lender of the proposed borrowing. 2.2 [Reserved]. 2.3 [Reserved]. 2.4 Pro Rata Shares; Availability of Funds. (a) Pro Rata Shares. All Loans shall be made, and all participations purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Term Loan Commitment or Additional Term Loan Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby. (b) Availability of Funds. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the Borrower a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Alternate Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate applicable to such Loan. Nothing in this Section 2.4(b) shall be deemed to relieve any Lender from its obligation to fulfill its Term Loan Commitments

48 or Additional Term Loan Commitments (if applicable) hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder. 2.5 Use of Proceeds. The proceeds of the Term Loans shall be used for general corporate purposes of the Borrower and its Subsidiaries, including for potential acquisitions by the Borrower and its Subsidiaries permitted hereunder. No portion of the proceeds of any Credit Extension shall be used in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Federal Reserve Board or any other regulation thereof or to violate the Exchange Act. 2.6 Evidence of Debt; Lenders’ Books and Records; Notes. (a) Lender Accounts. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) Administrative Agent Account. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (c) Records. The entries made in the accounts maintained pursuant to paragraph (a) or (b) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (d) Notes. Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Term Loan Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). 2.7 Interest on Loans. (a) Except as otherwise set forth herein, each Term Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows: (i) if an ABR Loan, at the Alternate Base Rate plus the Applicable Margin; or

49 (ii) if a Eurodollar Rate Loan, at the Adjusted LIBO Rate plus the Applicable Margin. (b) The basis for determining the rate of interest with respect to any Loan, and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by the Borrower and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. If on any day a Loan is outstanding with respect to which a Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be an ABR Loan. (c) In connection with Eurodollar Rate Loans there shall be no more than 10 Interest Periods outstanding at any time. In the event the Borrower fails to specify between an ABR Loan or a Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a Eurodollar Rate Loan) will be automatically converted into an ABR Loan on the last day of the then-current Interest Period for such Loan (or if outstanding as an ABR Loan will remain as, or (if not then outstanding) will be made as, an ABR Loan). In the event the Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, the Borrower shall be deemed to have selected an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and each Lender. (d) Interest payable pursuant to Section 2.7(a) shall be computed (i) in the case of ABR Loans at times when the Alternate Base Rate is based on the Prime Rate on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, and ABR Loans at times when the Alternate Base Rate is based on the NYFRB or the Adjusted LIBO Rate, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to an ABR Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such ABR Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to an ABR Loan being converted to a Eurodollar Rate Loan, the date of conversion of such ABR Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan. (e) Except as otherwise set forth herein, interest on each Loan shall be payable in arrears on and to (i) each Interest Payment Date applicable to such Loan; (ii) upon any prepayment of such Loan that is a Eurodollar Rate Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) at maturity, including final maturity. (f) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the

50 other Collateral Documents (and stated herein or therein, as applicable, to be computed on the basis of 360 days or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time, respectively. (g) If any provision of any of the Credit Documents would obligate any Canadian Loan Party to make any payment of interest with respect to the Obligations in an amount or calculated at a rate which would be prohibited by applicable law or would result in the receipt of interest with respect to the Obligations of the Canadian Loan Party at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rates shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the applicable recipient of interest with respect to the Obligations at a criminal rate, such adjustment to be effected, to the extent necessary. Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if the applicable recipient shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), then the Canadian Loan Parties shall be entitled, by notice in writing to the Administrative Agent, to obtain reimbursement from the applicable recipient in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by the applicable recipient to the applicable Canadian Loan Party. 2.8 Conversion/Continuation. (a) Subject to Section 2.17 and so long as no Default or Event of Default shall have occurred and then be continuing, the Borrower shall have the option: (i) to convert at any time all or any part of any Term Loan equal to $2,000,000 and integral multiples of $500,000 in excess of that amount from one Type of Loan to another Type of Loan; provided, a Eurodollar Rate Loan may only be converted on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless the Borrower shall pay all amounts due under Section 2.17 in connection with any such conversion; or (ii) upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $2,000,000 and integral multiples of $500,000 in excess of that amount as a Eurodollar Rate Loan. (b) The Borrower shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 10:00 a.m. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to an ABR Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Eurodollar Rate Loans (or telephonic notice in lieu thereof) shall be irrevocable, and the Borrower shall be bound to effect a conversion or continuation in accordance therewith.

51 2.9 Default Interest. Automatically upon the occurrence and during the continuance of an Event of Default under Sections 8.1(a), 8.1(f) or 8.1(g) and, upon the notice from the Administrative Agent following the occurrence and during the continuation of any other Event of Default, the principal amount of all Loans outstanding and, to the extent permitted by applicable law, any interest payments on the Loans not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for ABR Loans; provided, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become ABR Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for ABR Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.9 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent, Collateral Agent or any Lender. 2.10 Fees. (a) [Reserved]. (b) The Company agrees to pay to Arranger and Agents such other fees and other payments in the amounts and at the times separately agreed upon. 2.11 Scheduled Term Loan Payments. The principal amounts of the Term Loans shall be repaid in consecutive quarterly installments in amounts equal to 0.25% of the principal amount of the Term Loans outstanding on the Closing Date, on the last day of each Fiscal Quarter commencing March 31, 2022, with the balance of the Term Loans payable on the Maturity Date (each of such consecutive quarterly installments and the payment of the balances on the Maturity Date, an “Installment”). Notwithstanding the foregoing, (y) such Installments shall be reduced pro rata in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Sections 2.12, 2.13 and 2.14, as applicable; and (z) the Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event be paid in full no later than the Maturity Date. 2.12 Voluntary Prepayments. (a) Any time and from time to time (and subject to Section 2.21): (i) with respect to ABR Loans, the Borrower may prepay any such Loans on any Business Day in whole or in part, in an aggregate minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount; and

52 (ii) with respect to Eurodollar Rate Loans, the Borrower may prepay any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount; (b) All such prepayments shall be made: (i) upon not less than one Business Day’s prior written or telephonic notice in the case of ABR Loans; and (ii) upon not less than three Business Days’ prior written or telephonic notice in the case of Eurodollar Rate Loans; in each case given to Administrative Agent by 12:00 p.m. (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (and Administrative Agent will promptly notify each Lender). Upon the giving of any such notice (which notice shall be irrevocable, except that if a notice of prepayment is given conditioned upon a refinancing (in whole or in part) of the Obligations and such financing is not consummated, then such notice of prepayment may be revoked), the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in Section 2.14(a). 2.13 Mandatory Prepayments. (a) Asset Sales. No later than the fifth Business Day following the date of receipt by the Company or any of its Subsidiaries of any Net Asset Sale Proceeds of Term Loan Priority Collateral (or, after the ABL Obligations Payment Date, Net Asset Sale Proceeds of any Collateral), the Company shall offer to prepay the Loans as set forth in Sections 2.14(b) and 2.14(d) in an aggregate amount equal to the Applicable Net Cash Proceeds Percentage of such Net Asset Sale Proceeds; provided, so long as no Default or Event of Default shall have occurred and be continuing on or as of such fifth Business Day, the Company shall have the option (exercisable upon written notice thereof to Administrative Agent on or prior to such fifth Business Day), directly or through one or more of its Subsidiaries, to invest Net Asset Sale Proceeds in long-term productive assets of the general type used in the business of the Company and its Subsidiaries, to make capital expenditures in connection with improvement of capital assets of the Company or any of its Subsidiaries or to make any Permitted Acquisition or any Investment permitted pursuant to Section 6.7, in each case within 365 days of receipt thereof (or, if the Company or the applicable Subsidiary of the Company has contractually committed within 365 days of receipt thereof to so invest or apply such Net Asset Sale Proceeds, within the later of 365 days after receipt of such Net Asset Sale Proceeds and 180 days after entering into such contractual commitment) (it being expressly agreed that any Net Asset Sale Proceeds not so invested or applied shall be immediately offered to be applied as set forth in Sections 2.14(b) and 2.14(d)). (b) Insurance/Condemnation Proceeds. No later than the fifth Business Day following the date of receipt by the Company or any of its Subsidiaries, or Administrative Agent as loss payee, of any Net Insurance/Condemnation Proceeds received with respect to Term Loan Priority Collateral (or, after the ABL Obligations Payment Date, Net Insurance/Condemnation Proceeds of any Collateral), the Company shall offer to prepay the Loans as set forth in

53 Sections 2.14(b) and 2.14(d) in an aggregate amount equal to the Applicable Net Cash Proceeds Percentage of such Net Insurance/Condemnation Proceeds; provided, so long as no Default or Event of Default shall have occurred and be continuing on or as of such fifth Business Day, the Company shall have the option (exercisable upon written notice thereof to Administrative Agent on or prior to such fifth Business Day), directly or through one or more of its Subsidiaries to invest such Net Insurance/Condemnation Proceeds in long-term productive assets of the general type used in the business of the Company and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof, to make capital expenditures in connection with improvement of capital assets of Company or any of its Subsidiaries or to make any Permitted Acquisition or any Investment permitted pursuant to Section 6.7, in each case within 365 days of receipt thereof (or, if the Company or the applicable Subsidiary of the Company has contractually committed within 365 days of receipt thereof to so invest or apply such Net Insurance/Condemnation Proceedings, within the later of 365 days after receipt of such Net Insurance/Condemnation Proceedings and 180 days after entering into such contractual commitment) (it being expressly agreed that any Net Insurance/Condemnation Proceeds not so invested or applied shall immediately be offered to be applied as set forth in Sections 2.14(b) and 2.14(d)). (c) Issuance of Debt. Subject to the Intercreditor Agreement, no later than the fifth Business Day following the date of receipt by the Company or any of its Subsidiaries of any Cash proceeds from the incurrence of any Indebtedness of the Company or any of its Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1), the Company shall, in each case, offer to prepay the Loans as set forth in Sections 2.14(b) and 2.14(d) in an aggregate amount equal to 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses. (d) Consolidated Excess Cash Flow. Subject to the Intercreditor Agreement, in the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year 2022), the Company shall, no later than the fifth Business Day after the date on which the financial statements with respect to such Fiscal Year are required to be delivered pursuant to Section 5.1(c), offer to prepay the Loans as set forth in Sections 2.14(b) and 2.14(d) in an aggregate amount equal to the excess of (i) the Applicable ECF Percentage of such Consolidated Excess Cash Flow over (ii) solely to the extent not financed with Indebtedness, the aggregate amount of all voluntary prepayments of Term Loans (including Credit Party Purchases) made during such Fiscal Year (it being understood that the aggregate amount of any such prepayment shall be the amount of the Borrower’s cash payment in respect of such prepayment) (the “Voluntary Term Loan Prepayments”); provided that no such offer to prepay under this Section 2.13(d) shall be required unless the principal amount of Term Loans that would be required to be prepaid exceeds the greater of $15,000,000 and 15% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period (and, in such case, only the amount in excess of such greater amount shall be required to be prepaid). (e) Prepayment Certificate. Concurrently with any prepayment of the Loans pursuant to Sections 2.13(a) through 2.13(d), the Company shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds or Consolidated Excess Cash Flow as the case may be. In the event that the Company

54 shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, the Company shall promptly make an additional prepayment of the Loans and the Company shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess. 2.14 Application of Prepayments/Reductions. (a) Application of Voluntary Prepayments. Any prepayment of any Loan pursuant to Section 2.12 shall be applied to prepay Term Loans as directed by the Borrower to the remaining scheduled Installments of principal of the Term Loans, or in the absence of such direction on a pro rata basis to the remaining scheduled Installments of principal of the Term Loans. (b) Application of Mandatory Prepayments. Subject to Section 2.14(d), any prepayment of any Loan pursuant to Section 2.13 shall be applied to prepay Term Loans on a pro rata basis to the remaining scheduled Installments of principal of the Term Loans (excluding the payment payable on the Maturity Date). (c) Application of Prepayments of Loans to ABR Loans and Eurodollar Rate Loans. Any prepayment thereof shall be applied first to ABR Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.17(c). (d) Lender Opt-out. With respect to any prepayment of Term Loans pursuant to Section 2.13, any Lender, at its option, may elect not to accept such prepayment. Upon the dates set forth in Section 2.13 for any such prepayment of Term Loans, the Borrower shall notify the Administrative Agent of the amount that is available to prepay the Term Loans (the “Prepayment Amount”). Promptly after the date of receipt of such notice, the Administrative Agent shall provide written notice (the “First Offer”) to the Lenders of the amount available to prepay the Term Loans. Any Lender declining such prepayment (a “Declining Lender”) shall give written notice thereof to the Administrative Agent by 11:00 a.m. no later than two Business Days after the date of such notice from the Administrative Agent. On such date the Administrative Agent shall then provide written notice (the “Second Offer”) to the Lenders other than the Declining Lenders (such Lenders being the “Accepting Lenders”) of the additional amount available (due to such Declining Lenders’ declining such prepayment) to prepay Term Loans owing to such Accepting Lenders, such available amount to be allocated on a pro rata basis among the Accepting Lenders that accept the Second Offer. Any Lender declining prepayment pursuant to such Second Offer shall give written notice thereof to the Administrative Agent by 11:00 a.m. no later than one Business Day after the date of such notice of a Second Offer. The Borrower shall prepay the Loans as set forth in Section 2.13 within one Business Day after its receipt of notice from the Administrative Agent of the aggregate amount of such prepayment. Amounts remaining after the allocation of accepted amounts with respect to the First Offer and the Second Offer to Accepting Lenders shall be retained by the Borrower (such amounts, the “Declined Proceeds”). 2.15 General Provisions Regarding Payments.

55 (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or other Obligations) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 383 Madison Avenue, New York, New York, except that payments pursuant to Sections 2.17, 2.18, 2.19 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. (b) All payments in respect of the principal amount of any Loan shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Term Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply) except that the provisions of this Section 2.15(c) shall not apply to a transfer to a Credit Party pursuant to Section 10.6(i). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the

56 account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.1, 2.4, 2.15(d), 10.3 or 10.4, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. (f) Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes ABR Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter. (g) If an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, all payments or proceeds received by Agents hereunder in respect of any of the Obligations, shall be applied in accordance with the following order of priority: first, to the payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Agents, including the payment of costs and expenses of any sale, collection or other realization upon all or any part of the Collateral, including reasonable compensation to the Agents and their agents and counsel, and all other expenses, liabilities and advances made or incurred by the Agents in connection therewith, and all other amounts for which the Agents are entitled to indemnification under the Credit Documents (in their capacities as an Agent and not as a Lender) and all advances made by the Agents under the Credit Documents for the account of the applicable Credit Party, and to the payment of all costs and expenses paid or incurred by any Agent in connection with the exercise of any right or remedy under this Agreement or any of the Collateral Documents, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, ratably to pay interest on and then principal of any portion of the Term Loans that Administrative Agent may have advanced on behalf of any Lender for which Administrative Agent has not then been reimbursed by such Lender or the Company; third, to the extent of any excess of such proceeds, to the payment of all other Obligations for the ratable benefit of the Lenders; and

57 fourth, to the extent of any excess of such proceeds, to the payment to or upon the order of the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. 2.16 [Reserved]. 2.17 Making or Maintaining Eurodollar Rate Loans. (a) Alternate Rate of Interest. (i) Subject to clauses (ii) through (vii) of this Section 2.17(a), if prior to the commencement of any Interest Period for a Eurodollar Rate Loan: (A) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; or (B) the Administrative Agent is advised by the Requisite Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Conversion/Continuation Notice that requests the conversion of any Loan to, or continuation of any Loan as, a Eurodollar Rate Loan shall be ineffective, (B) if any Funding Notice requests a Eurodollar Rate Loan, such borrowing shall be made as an ABR Borrowing and (C) if the circumstances giving rise to such notice affect only one Type of Loan, then the other Type of Loans shall be permitted. (ii) Notwithstanding anything to the contrary herein or in any other Credit Document, if a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” with respect to the Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such

58 Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (iii) Notwithstanding anything to the contrary herein or in any other Credit Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in Dollars, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document; provided that, this clause (iii) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after the occurrence of a Term SOFR Transition Event and may do so in its sole discretion. (iv) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. (v) The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (vi) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.17, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.17. (vi) Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including

59 Term SOFR or Adjusted LIBO Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (vii) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark borrowing, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark borrowing denominated in Dollars into a request for a borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Furthermore, if any Term Benchmark Loan in the Agreed Currency is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.17, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day. (b) Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with the Borrower and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the Closing Date which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender).

60 Thereafter (1) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by the Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) an ABR Loan, (3) the Affected Lender’s obligation to maintain its outstanding Eurodollar Rate Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into ABR Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by the Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Borrower shall have the option, subject to the provisions of Section 2.17(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 2.17(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms hereof. (c) Compensation for Breakage or Non-Commencement of Interest Periods. In the event of (a) the payment of any principal of any Eurodollar Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Rate Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Rate Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Rate Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

61 (d) Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender. (e) Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.17 and under Section 2.18 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted LIBO Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.17 and under Section 2.18. 2.18 Increased Costs; Capital Adequacy. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Rate Loans made by such Lender; or (iii) subject any Recipient to any Taxes on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto (other than (A) Indemnified Taxes and (B) Other Connection Taxes on gross or net income, profits or revenue (including value-added or similar Taxes)); and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Recipient, as the case may be, such additional amount or amounts as will compensate such Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law regarding capital requirements or liquidity has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

62 (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180- day period referred to above shall be extended to include the period of retroactive effect thereof. 2.19 Taxes; Withholding, etc. (a) Withholding of Taxes; Gross-Up. Each payment by any Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, unless such deduction or withholding is required by applicable law. If any Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to deduct or withhold Taxes, then such Withholding Agent may so deduct or withhold and shall timely pay the full amount of such deducted or withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Credit Party shall be increased as necessary so that, net of such deduction or withholding (including any deduction or withholding applicable to additional amounts payable under this Section 2.19(a)), the applicable Recipient receives the amount it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 2.19, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient for the full amount of any Indemnified Taxes that are paid or payable by such Recipient or required to be withheld or deducted from a payment to a Recipient in connection with any Credit Document (including any Indemnified Taxes imposed on or attributable to amounts paid or payable under this Section 2.19(d)) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.19(d) shall be paid within 10 days after the Recipient delivers to any Credit Party a certificate stating the amount of any Indemnified Taxes so paid or payable by such Recipient and

63 describing the basis for the indemnification claim. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Such Recipient shall deliver a copy of such certificate to the Administrative Agent. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent and the Collateral Agent for the full amount of any Taxes (but, in the case of any Indemnified Taxes, only to the extent that any Credit Party has not already indemnified the Administrative Agent or the Collateral Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so) attributable to such Lender that are paid or payable by the Administrative Agent or the Collateral Agent in connection with any Credit Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.19(e) shall be paid within 10 days after the Administrative Agent or the Collateral Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent or the Collateral Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.19(e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.19(f)(ii)(A) through (E) below) shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Upon the reasonable request of such Borrower or the Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this Section 2.19(f). If any form or certification previously delivered pursuant to this Section expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify such Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so. (ii) Without limiting the generality of the foregoing, any Lender with respect to such Borrower shall, if it is legally eligible to do so, deliver to such Borrower and the Administrative Agent (in such number of copies reasonably requested by such Borrower and the Administrative Agent) on or prior to the date on which such Lender

64 becomes a party hereto, duly completed and executed copies of whichever of the following is applicable: (A) in the case of a Lender that is a U.S. Person, IRS Form W-9 certifying that payments made to such Lender under the Credit Documents are exempt from U.S. Federal backup withholding tax; (B) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under any Credit Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (C) in the case of a Non-U.S. Lender for whom payments under this Agreement constitute income that is effectively connected with the conduct of a trade or business in the United States by such Lender, IRS Form W-8ECI; (D) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code both (1) IRS Form W-8BEN or W-8BEN-E and (2) a certificate substantially in the form of Exhibit F (a “U.S. Tax Certificate”) to the effect that such Lender is not (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (b) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code; (E) in the case of a Non-U.S. Lender that is not the beneficial owner of payments made under this Agreement (including a partnership or a participating Lender) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership and one or more of its partners are claiming the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, such Lender may provide a U.S. Tax Certificate on behalf of such partners; or (F) any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. Federal withholding Tax together with such supplementary documentation necessary to enable the Borrower or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld. (iii) If a payment made to a Lender under any Credit Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail

65 to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.19(f)(iii), “FATCA” shall include any amendments made to FATCA after the Closing Date. (iv) For purposes of determining withholding Taxes imposed under FATCA, from and after the Closing Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.19 (including additional amounts paid pursuant to this Section 2.19), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid to such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.19(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.19(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.19(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.19 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document. 2.20 Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under

66 Section 2.17, 2.18 or 2.19, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Credit Extensions, including any Affected Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.17, 2.18 or 2.19 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Loans or the interests of such Lender; provided, such Lender will not be obligated to utilize such other office pursuant to this Section 2.20 unless the Borrower agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described in clause (a) above. A certificate as to the amount of any such expenses payable by the Borrower pursuant to this Section 2.20 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to the Borrower (with a copy to Administrative Agent) shall be conclusive absent manifest error. 2.21 Call Premium. In the event that (i) the Borrower voluntarily prepays or repays any Term Loans (including as a result of the incurrence of Replacement Term Loans or other Permitted Refinancing thereof) or (ii) the Borrower prepays any Term Loans pursuant to Section 2.13(c), the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, an additional prepayment premium on the principal amount of the Term Loans held by such Lender being so prepaid or repaid, as determined in accordance with the following table: Prepayment Made During Period Applicable Prepayment Premium On or after the Closing Date and up to (but not including) the first anniversary of the Closing Date 2.0% On or after the first anniversary of the Closing Date and up to (but not including) the second anniversary of the Closing Date 1.0% Thereafter 0.0% Notwithstanding anything to the contrary contained in this Agreement, to the extent that any Lender is replaced or the Borrower is required to make any payment to any Lender, in each case, pursuant to Section 2.22, each applicable Lender shall be entitled to receive the applicable prepayment premium specified above in connection with any such replacement or payment, or any amendment entered into in connection with a “repricing transaction”, in each case in the amount that would have been payable in respect of the Term Loans of such Lender under this Section 2.21 had such Term Loan been the subject of a voluntary prepayment at such time.

67 2.22 Removal or Replacement of a Lender. Anything contained herein to the contrary notwithstanding, in the event that: (a)(i) any Lender (an “Increased-Cost Lender”) shall give notice to Representative that such Lender is an Affected Lender or that such Lender is entitled to receive payments under Section 2.17, 2.18 or 2.19, (ii) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (iii) such Lender shall fail to withdraw such notice within five Business Days after the Borrower’s request for such withdrawal; (b) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 10.5(b), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a “Non-Consenting Lender”) whose consent is required shall not have been obtained; or (c) any Lender (or its Lender Parent) has become the subject of a Bail-In Action (a “Bailed-In Lender”); then, with respect to each such Increased-Cost Lender, Non-Consenting Lender or Bailed-In Lender (the “Terminated Lender”), Borrower may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, or Administrative Agent may, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans, if any, in full to one or more Eligible Assignees (each a “Replacement Lender”) in accordance with the provisions of Section 10.6 and Terminated Lender (or, with respect to a Bailed-In Lender, the Bailed-In Lender, the Replacement Lender or the Borrower, at the Borrower’s election) shall pay any fees payable thereunder in connection with such assignment; provided, (1) on the date of such assignment, the Replacement Lender shall pay to Terminated Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Terminated Lender and (B) an amount equal to all accrued, but theretofore unpaid fees owing to such Terminated Lender pursuant to Section 2.10; (2) on the date of such assignment, the Borrower shall pay any amounts payable to such Terminated Lender pursuant to Section 2.17(c), 2.18 or 2.19, or otherwise as if it were a prepayment; (3) in the event such Terminated Lender is a Non- Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender and (4) each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the Replacement Lender, and that the Terminated Lender need not be a party thereto in order for such assignment to be effective. Upon the prepayment of all amounts owing to any Terminated Lender, if any, such Terminated Lender shall no longer constitute a “Lender” for purposes hereof; provided, any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender. 2.23 Incremental Term Loans. (a) Request and Conditions. The Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more additional term loan commitments to establish additional tranches of Term Loans or an increase to the existing Term Loans (the “Additional Term Loan Commitments”) in an aggregate amount for all such Additional Term Loan Commitments established after the Closing Date not in excess of clauses (a) and (b) of the Incremental Cap (any such Loans made pursuant to such Additional Term Loan Commitments, the “Additional Term Loans”). Each such notice shall specify (a) the date (each, an “Increased Amount Date”) on which the Borrower proposes that the Additional Term Loan Commitments shall be effective, which shall be a date not less than 10 Business Days after the

68 date on which such notice is delivered to the Administrative Agent or such earlier date as may reasonably be acceptable to the Administrative Agent and (b) the identity of each Lender or other Person that is an Eligible Assignee (each, a “Additional Term Loan Lender”) to whom the Borrower proposes any portion of such Additional Term Loan Commitments be allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the Additional Term Loan Commitments may elect or decline, in its sole discretion, to provide an Additional Term Loan Commitment. Such Additional Term Loan Commitments shall become effective, as of such Increased Amount Date; provided that (1) the minimum amount of Additional Term Loan Commitments that may be requested for any Increased Amount Date shall be $10,000,000 and integral multiples of $1,000,000 in excess of that amount; (2) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such Additional Term Loan Commitments (except with respect to any use of Additional Term Loan Commitments in connection with a Limited Condition Transaction, no such Default or Event of Default shall exist at the time as elected by the Company pursuant to Section 1.6); (3) both before and after giving effect to the making of any Additional Term Loan Commitments, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such Increased Amount Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such earlier date (except with respect to any use of Additional Term Loan Commitments in connection with a Limited Condition Transaction, such representations and warranties shall be so true and correct as of the time elected by the Company pursuant to Section 1.6 and the only representations and warranties that need be so true and correct on the Increased Amount Date are those customarily made in connection with acquisition financings (as reasonably determined by the Administrative Agent and the applicable lenders in respect of such Additional Term Loan Commitments) or as otherwise required by the applicable lenders in respect of such Additional Term Loan Commitments); (4) the terms of the Additional Term Loan Commitments shall be reasonably satisfactory to the Administrative Agent and in compliance with the terms and provisions of this Section; (5) the Additional Term Loan Commitments, as applicable, shall be effected pursuant to one or more Term Loan Joinder Agreements executed and delivered by the Borrower, and the Administrative Agent, and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 2.19(c); (6) the Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent or Collateral Agent in connection with any such transaction; and (7) the Administrative Agent shall have consented (such consent not to be unreasonably withheld or delayed) to each Additional Term Loan Lender. Administrative Agent shall notify Lenders promptly upon receipt of the Borrower’s notice of each Increased Amount Date for any Additional Term Loan Commitments. (b) Terms. The terms and provisions of the Additional Term Loan Commitments shall be identical to the existing Term Loans except as provided in clauses (1) and (2) below; provided that if such Additional Term Loan Commitments will establish an additional tranche of Term Loans, (1) the Applicable Margin for such new tranche of Term Loans shall be determined by the Borrower and the applicable Additional Term Loan Lenders and the interest rate for the Additional Term Loans shall be determined by reference to the Alternate Base Rate and Adjusted LIBO Rate; provided, further however, that if the Yield on any such Additional Term

69 Loans that are incurred at any time on or prior to the date that is six months after the Closing Date and are broadly syndicated term B loans exceeds the Yield of the Term Loans made on the Closing Date by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Incremental Net Yield”), then the Applicable Margin then in effect for the Term Loans made on the Closing Date shall automatically be increased by the Incremental Net Yield, effective upon the making of the Additional Term Loans (the foregoing provisions of this proviso, including all qualifications and exceptions thereto, the “MFN Adjustment”); provided, further that all determinations by the Administrative Agent as to Incremental Net Yield or other matters contemplated by this Section 2.23 shall be conclusive absent manifest error, and (2) the weighted average life to maturity of any Additional Term Loans shall be no earlier than the weighted average life to maturity of the Term Loans made on the Closing Date (other than as required to make the Additional Term Loans fungible with the Term Loans made on the Closing Date) and the final maturity date of any Additional Term Loans shall be no earlier than the Maturity Date. Additional Term Loans will constitute Obligations hereunder for all purposes of this Agreement and the Collateral Documents and will be secured by the Collateral securing the other Obligations. The parties hereto acknowledge and agree that the Administrative Agent may hereunder or pursuant to any Term Loan Joinder Agreement, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.23, including conforming amendments (which may be in the form of an amendment and restatement) to provide for the Additional Term Loan Commitments to share ratably in the benefits of this Agreement and the other Credit Documents (including the accrued interest and fees in respect thereof) with the Term Loans made on the Closing Date; provided that such amendments may not alter the obligations of the Credit Parties under the Credit Documents except as provided in this Section. In addition, unless otherwise specifically provided herein, all references in the Credit Documents to Term Loans shall be deemed, unless the context otherwise requires, to include references to Additional Term Loans. SECTION 3. CONDITIONS PRECEDENT 3.1 Closing Date. The effectiveness of this Agreement and the obligation of any Lender to make a Credit Extension on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before the Closing Date: (a) Credit Documents. Administrative Agent shall have received a counterpart of this Agreement, the Intercreditor Agreement, each Collateral Document and each other document set forth on Schedule 3.1 hereto to be executed on the Closing Date, in each case duly executed by each party thereto. (b) Revolving Credit Documents. Administrative Agent shall have received an executed copy of each amendment to the Revolving Credit Documents to be entered into on the Closing Date. (c) Notes. The Administrative Agent shall have received Notes, if any, requested by any Lender pursuant to Section 2.6(c) in connection with its Term Loan Commitment, executed and delivered by the Borrower.

70 (d) Organizational Documents; Incumbency. Administrative Agent shall have received (i) copies of each Organizational Document for each Credit Party, certified as of a recent date prior to the Closing Date by the appropriate governmental official or, as applicable, by an officer of such Credit Party; (ii) signature and incumbency certificates of the officers of each Credit Party executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, certified as of the Closing Date by its secretary, assistant secretary or other officer as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation dated a recent date prior to the Closing Date. (e) KYC Information. (i) Each of the Lenders shall have received, at least three Business Days in advance of the Closing Date, all documentation and other information required by Governmental Authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the Canadian Anti-Money Laundering & Anti-Terrorism Legislation and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three Business Days prior to the Closing Date, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification. (f) Collateral. The Administrative Agent shall be satisfied with (i) the valid perfected First Priority security interest in favor of Collateral Agent, for the benefit of Secured Parties, in the Term Loan Priority Collateral and (ii) the valid perfected Second Priority security interest in favor of Collateral Agent, for the benefit of Secured Parties, in the ABL Priority Collateral; provided that to the extent any such security interest cannot be validly provided or perfected (other than the grant and perfection of security interests (i) in material assets located in any state of the United States, the District of Columbia or Canada, (ii) in other assets with respect to which a Lien may be perfected solely by the filing of a financing statement under the Uniform Commercial Code or equivalent thereof or (iii) in Capital Stock with respect to which a Lien may be perfected by the delivery of a stock certificate) after the Company’s use of commercially reasonable efforts to do so without undue burden or expense, then the grant and perfection of such Collateral shall not constitute a condition precedent, but shall instead be provided no later than the date required by Section 5.12. (g) [Reserved] (h) Opinion of Counsel to Credit Parties. Agents, Lenders and their counsel shall have received originally executed copies of the favorable written opinions of Perkins Coie LLP, Brownstein Hyatt Farber Schreck, LLP and DLA Piper, each acting as counsel for Credit Parties, in form and substance satisfactory to the Administrative Agent, dated as of the Closing Date (and each Credit Party hereby instructs such counsel to deliver such opinion to Agents and Lenders).

71 (i) Fees and Expenses. The Borrower shall have paid to the Arranger and Agents all fees, expenses and other amounts payable to the Arranger, the Agents and the Lenders on the Closing Date. (j) Solvency Certificate. On the Closing Date, Administrative Agent shall have received a Solvency Certificate dated as of the Closing Date and addressed to Administrative Agent and Lenders, in form, scope and substance satisfactory to Administrative Agent, with appropriate attachments and demonstrating that after giving effect to the Transactions, the Borrower is and will be, and the Borrower and its Subsidiaries (on a consolidated basis) are and will be Solvent. (k) Indebtedness. On the Closing Date, after giving effect to the Transactions, none of the Borrower or any of the Subsidiaries of the Borrower shall have any material indebtedness for borrowed money other than Indebtedness outstanding under this Agreement and Indebtedness outstanding under the Revolving Credit Documents. (l) Funding Notice. Administrative Agent shall have received a fully executed and delivered Funding Notice. (m) Representations and Warranties. As of the Closing Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects (or in all respects, if qualified by materiality) on and as of the Closing Date to the same extent as though made on and as of the Closing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date. (n) Financial Statements. The Administrative Agent shall have received (i) GAAP audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company for the 2019 and 2020 fiscal years and (ii) GAAP unaudited consolidated balance sheets and related statements of income and cash flows of the Company for each subsequent fiscal quarter ended 45 days before the Closing Date. The Borrower will be deemed to have delivered such financial statements for purposes of this Section 3.1(n) to the extent it has publicly filed with the Securities and Exchange Commission reports that contain such financial statements. 3.2 Notices. Any Notice shall be executed by an Authorized Officer in a writing delivered to Administrative Agent. In lieu of delivering a Notice, the Borrower may give Administrative Agent telephonic notice by the required time of any proposed borrowing, conversion/continuation, as the case may be; provided each such notice shall be promptly confirmed in writing by delivery of the applicable Notice to Administrative Agent on or before the applicable date of borrowing, continuation/conversion. Neither Administrative Agent nor any Lender shall incur any liability to the Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of the Borrower or for otherwise acting in good faith. SECTION 4. REPRESENTATIONS AND WARRANTIES

72 In order to induce Lenders to enter into this Agreement and to make each Credit Extension to be made thereby, each Credit Party represents and warrants to each Lender, on the Closing Date and on each Credit Date, that the following statements are true and correct: 4.1 Organization; Requisite Power and Authority; Qualification. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as identified in Schedule 4.1, (b) has all requisite power and authority to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing could not be reasonably expected to have, a Material Adverse Effect. 4.2 Capital Stock and Ownership. The Capital Stock of each of the Borrower and its Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Except as set forth on Schedule 4.2, as of the Closing Date, there is no existing option, warrant, call, right, commitment or other agreement to which the Borrower or any of its Subsidiaries is a party requiring, and there is no membership interest or other Capital Stock of the Borrower or any of its Subsidiaries outstanding which upon conversion or exchange would require, the issuance by the Borrower or any of its Subsidiaries of any additional membership interests or other Capital Stock of the Borrower or any of its Subsidiaries or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Stock of the Borrower or any of its Subsidiaries. Schedule 4.2 correctly sets forth the ownership interest of the Borrower and each of its Subsidiaries in their respective Subsidiaries as of the Closing Date. 4.3 Due Authorization. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto. 4.4 No Conflict. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate in any material respect any provision of any material law or any material governmental rule or regulation applicable to the Borrower or any of its Subsidiaries or any of the Organizational Documents of the Borrower or any of its Subsidiaries; (b) violate any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries except to the extent such violation could not be reasonably expected to have a Material Adverse Effect; (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect; (d) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or (e) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained

73 on or before the Closing Date and disclosed in writing to Lenders and those the failure to obtain would not reasonably be expected to have a Material Adverse Effect. 4.5 Governmental Consents. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except to the extent obtained on or before the Closing Date, and except for filings and recordings with respect to the Collateral made or to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date. 4.6 Binding Obligation. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by Debtor Relief Laws. 4.7 Financial Condition. The Company has heretofore delivered to Administrative Agent the audited consolidated balance sheets of the Borrower and its Subsidiaries for the Fiscal Years ended December 31, 2020 and December 31, 2019, and the related audited consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for each such Fiscal Year then ended, together with all related notes and schedules thereto. All such statements of the Company and its Subsidiaries were prepared in conformity with GAAP and fairly present, in all material respects, the financial position of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows of the entities described therein for each of the periods then ended, subject, in the case of such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnotes. As of the Closing Date, neither the Borrower nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. 4.8 Projections. On and as of the Closing Date, the projections of the Borrower and its Subsidiaries (collectively, the “Projections”) previously delivered to Administrative Agent are based on good faith estimates and assumptions made by the management of the Borrower believed to be reasonable at the time made, it being recognized, however, that projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material. 4.9 No Material Adverse Change. Since December 31, 2020, except as set forth in Schedule 4.9, no event, circumstance or change has occurred that has caused or evidences, or could reasonably be expected to cause, either in any case or in the aggregate, a Material Adverse Effect. 4.10 [Reserved].

74 4.11 Litigation; Adverse Facts. Except as set forth in Schedule 4.11 hereto, there are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 4.12 Payment of Taxes. Except as otherwise permitted under Section 5.3, all tax returns and reports of the Borrower and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes payable and all assessments, fees and other governmental charges upon the Borrower and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable other than those which are being actively contested by the Borrower or such Subsidiary in good faith or which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries knows of any proposed tax assessment against the Borrower or any of its Subsidiaries other than those which are being actively contested by the Borrower or such Subsidiary in good faith and by appropriate proceedings and for which reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. 4.13 Properties. (a) Title. Each of the Borrower and its Subsidiaries has (i) good, marketable and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the most recent financial statements delivered to the Administrative Agent, in each case except for assets disposed of since the date of such financial statements and prior to the Closing Date in the ordinary course of business and except for such defects that neither individually nor in the aggregate could reasonably be expected to have a Material Adverse Effect. All such properties and assets are free and clear of Liens other than Permitted Liens. (b) Real Estate. As of the Closing Date, Schedule 4.13 contains a true, accurate and complete list of (i) all Real Estate Assets, (ii) Material Real Estate Assets and (iii) all leases or subleases (together with all amendments, modifications, supplements, renewals or extensions of any thereof), if any, affecting each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease or sublease. Each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and the Borrower does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

75 (c) Intellectual Property. The Company and its Subsidiaries own or have the valid right to use all material Intellectual Property, and all Intellectual Property is free and clear of any and all Liens other than Liens securing the Obligations and Liens permitted pursuant to Section 6.2(i). Any registrations in respect of material Intellectual Property are in full force and effect and are valid and enforceable. The conduct of the business of the Company and its Subsidiaries as currently conducted, and as currently contemplated to be conducted, including, but not limited to, all products, processes or services, made, offered or sold by the Company and its Subsidiaries, does not and will not infringe upon, violate, misappropriate or dilute any intellectual property of any third party which infringement, violation, misappropriation or dilution could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company or any of its Subsidiaries, no third party is infringing upon or misappropriating, violating or otherwise diluting any Intellectual Property where such infringement, misappropriation, violation or dilution could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is enjoined from using any material Intellectual Property, and except as could reasonably be expected to have a Material Adverse Effect, there is no pending or, to the knowledge of the Company or any of its Subsidiaries, threatened claim or litigation contesting (i) any right of the Company or any of its Subsidiaries to own or use any Intellectual Property, or (ii) the validity or enforceability of any Intellectual Property. 4.14 Environmental Matters. Except as set forth in Schedule 4.14 hereto: (i) neither the Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials Activity which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its Subsidiaries has received within the last 10 years any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9604), or any comparable state law; (iii) there are and, to each of the Company’s and its Subsidiaries’ knowledge, have been, no conditions, occurrences, or Hazardous Materials Activities which would reasonably be expected to form the basis of an Environmental Claim against the Company or any of its Subsidiaries, which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; and (iv) neither the Company nor any of its Subsidiaries nor, to the Company’s or any of its Subsidiaries’ knowledge, any predecessor of the Company or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of the Company’s or any of its Subsidiaries’ operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent, which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. Notwithstanding anything to the contrary in this Section 4.14, compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect and no event or condition has occurred or is occurring with respect to the Company or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter included in Schedule 4.14, which individually or in the aggregate has had, or would reasonably be expected to have, a Material Adverse Effect.

76 4.15 No Defaults. Neither the Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations or covenants contained in (i) any of its Contractual Obligations (other than the Credit Documents and the Revolving Credit Documents), and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where (x) the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect, or (y) such a default or defaults arises from a good faith dispute, and (ii) any Credit Document and any Revolving Credit Document. 4.16 Governmental Regulation. Neither the Company nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither the Company nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940. 4.17 Margin Regulations. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of the Loans nor the pledge of the Collateral pursuant to the Collateral Documents, violates Regulation T, U or X of the Federal Reserve Board. No part of the proceeds of the Loans made to such Credit Party will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of said Board of Governors. 4.18 Employee Matters. Neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 4.18, there is (a) no unfair labor practice complaint pending against the Company or any of its Subsidiaries, or to the best knowledge of the Company, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against the Company or any of its Subsidiaries or to the best knowledge of the Company, threatened against any of them, and the hours worked by and payments made to employees of the Company or any of its Subsidiaries have not violated the Fair Labor Standards Act or any other law dealing with such matters, (b) no strike or work stoppage in existence or threatened involving the Company or any of its Subsidiaries, and (c) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and, to the best knowledge of the Company, no union organization activity that is taking place; which in each case in clause (a), (b) or (c) above (including any matter included in Schedule 4.18), could either individually or in the aggregate reasonably be expected to have a Material Adverse Effect. 4.19 Employee Benefit Plans. The Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all

77 their obligations under each Employee Benefit Plan in all material respects. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service indicating that such Employee Benefit Plan is so qualified and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code or an application for such determination is currently pending before the Internal Revenue Service, and, to the knowledge of the Company, nothing has occurred subsequent to the issuance of such determination letter which reasonably would be expected to cause such Employee Benefit Plan to lose its qualified status. No liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is reasonably expected to be incurred by the Company, any of its Subsidiaries or any of their ERISA Affiliates. Except as set forth in Schedule 4.19 (and except for changes in matters identified in Schedule 4.19 that are not, individually or in the aggregate, material), no ERISA Event has occurred or is reasonably expected to occur. Except as set forth in Schedule 4.19, and except to the extent required under Section 4980B of the Internal Revenue Code or similar state laws, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates. Except as set forth in Schedule 4.19 (and except for changes in matters identified in Schedule 4.19 that are not, individually or in the aggregate, material), the present value of the aggregate benefit liabilities under each Pension Plan (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan), did not exceed the aggregate current value of the assets of such Pension Plan. Neither the Company, any of its Subsidiaries nor any of their respective ERISA Affiliates maintains, contributes to or is required to contribute to any Multiemployer Plan and none of them has incurred any liability in respect of any Multiemployer Plan that has not been satisfied in full. To the extent applicable, each of the Canadian Loan Parties and the other Credit Parties is in compliance with the requirements of the Pension Benefits Act (Ontario) and other federal or provincial laws with respect to each (i) Canadian Pension Plan, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect, and (ii) Canadian Defined Benefit Plan. No fact or situation that may reasonably be expected to result in a Material Adverse Effect exists in connection with any Canadian Pension Plan or Canadian Defined Benefit Plan. No Canadian Pension Event has occurred. Neither the Canadian Loan Parties nor any other Credit Parties has a Canadian Defined Benefit Plan. The Financial Services Regulatory Authority (“FSRA”) has not issued any default or other breach notices in respect of any Canadian Defined Benefit Plan. No lien has arisen, choate or inchoate, in respect of any Canadian Loan Party or their Subsidiaries or their property in connection with any Canadian Pension Plan (save for contribution amounts not yet due). 4.20 Certain Fees. Except as otherwise disclosed in writing to Administrative Agent and Arranger, no broker’s or finder’s fee or commission will be payable with respect hereto or any of the transactions contemplated hereby, and the Company hereby indemnifies Lenders, Agents and Arranger against, and agrees that it will hold Lenders, Agents and Arranger harmless from, any claim, demand or liability for any such broker’s or finder’s fees alleged to have been incurred

78 in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability. 4.21 Solvency. The Borrower is, and the Borrower and its Subsidiaries (on a consolidated basis), are, and, upon the incurrence of any Obligation by any Credit Party on any date on which this representation and warranty is made, will be, Solvent. 4.22 Collateral. (a) Collateral Documents. The security interests created in favor of Collateral Agent under the Collateral Documents constitute, as security for the obligations purported to be secured thereby, a legal, valid and enforceable security interest in all of the Collateral referred to therein in favor of Collateral Agent for the benefit of the Lenders. The security interests in and Liens upon the Collateral described in the Collateral Documents are valid and perfected First Priority or Second Priority Liens (in accordance with the priorities set forth in the Intercreditor Agreement) to the extent such security interests and Liens can be perfected by such filings and recordations. No consents, filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests purported to be created by any of the Collateral Documents or to give third parties constructive notice thereof, other than (i) such as have been obtained and which remain in full force and effect or will be completed promptly following the date of creation of the Lien and (ii) the periodic filing of UCC and PPSA continuation statements in respect of UCC and PPSA financing statements filed by or on behalf of Collateral Agent. (b) Absence of Third Party Filings. Except such as may have been filed in favor of Collateral Agent as contemplated by Section 4.22(a) above and except as set forth on Schedule 4.22 annexed hereto or, after the Closing Date, as may have been filed with respect to a Lien permitted by Section 6.2, (i) no effective UCC or PPSA financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing with respect to a Lien covering all or any part of the Collateral is on file with the United States Patent and Trademark Office, United States Copyright Office or Canadian Intellectual Property Office or any other Governmental Authority. 4.23 Disclosure. No representation or warranty of the Company and its Subsidiaries contained in any Credit Document or in any other documents, certificates or written statements, nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Company or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder contains any untrue statement of a material fact or omits (when taken as a whole) to state a material fact (known to the Company, in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no fact known to the Company (other than matters of a general economic nature) that, individually or in the aggregate, has had, or could reasonably be expected to result in, a Material Adverse Effect and that has not been

79 disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby. 4.24 [Reserved]. 4.25 Use of Proceeds. The proceeds of Term Loans shall be used solely in accordance with Section 2.5. 4.26 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and, to the knowledge of the Borrower, their respective directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any of their respective Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No borrowing of Loans, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions. Notwithstanding the foregoing, the representations given in this Section 4.26 shall not be made by nor apply to any Person that qualifies as a corporation that is registered or incorporated under the laws of Canada or any province thereof and that carries on business in whole or in part in Canada within the meaning of Section 2 of the Foreign Extraterritorial Measures (United States) Order, 1992 passed under the Foreign Extraterritorial Measures Act (Canada) in so far as such representations would result in a violation of or conflict with the Foreign Extraterritorial Measures Act (Canada) or any similar law. 4.27 EEA Financial Institutions. No Credit Party is an EEA Financial Institution. 4.28 Insurance. Each Credit Party maintains, and has caused each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. As of the Closing Date, all premiums in respect of such insurance have been paid. SECTION 5. AFFIRMATIVE COVENANTS Each Credit Party covenants and agrees that so long as any Commitment is in effect and until payment in full in cash of all Obligations (other than contingent indemnity Obligations to the extent no claim giving rise thereto has been asserted), each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5. 5.1 Financial Statements and Other Reports. The Company will deliver to Administrative Agent and Collateral Agent for each Lender: (a) [Reserved]

80 (b) Quarterly Financial Statements. Within five Business Days after the date on which the Company files or is required to file its Form 10-Q under the Exchange Act (but without giving effect to any extension pursuant to Rule 12b-25 under the Exchange Act (or any successor rule) or otherwise) (or, if the Company is not required to file a Form 10-Q under the Exchange Act, within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year), commencing with the Fiscal Quarter ending September 30, 2021, (i) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all prepared in accordance with GAAP and in reasonable detail and certified by the chief financial officer, senior vice president-finance, treasurer or controller of the Company that they fairly present, in all material respects, the consolidated financial condition of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnotes, and (ii) a narrative report describing the financial condition and results of operations of the Company and its Subsidiaries for such Fiscal Quarter in form and substance reasonably satisfactory to Administrative Agent; (c) Annual Financial Statements. Within five Business Days after the date on which the Company files or is required to file its Form 10-K under the Exchange Act (but without giving effect to any extension pursuant to Rule 12b-25 under the Exchange Act (or any successor rule) or otherwise) (or, if the Company is not required to file a Form 10-K under the Exchange Act, within 120 days after the end of each Fiscal Year) commencing with the Fiscal Year ending December 31, 2021, (i) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholder’s equity and cash flows of the Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all prepared in accordance with GAAP and in reasonable detail, (ii) a narrative report describing the financial condition and results of operations of the Company and its Subsidiaries in form and substance reasonably satisfactory to Administrative Agent, and (iii) with respect to such consolidated financial statements a report thereon of independent certified public accountants of recognized national standing selected by the Company, and reasonably satisfactory to Administrative Agent (which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating (1) that their audit examination has included a review of the terms of the Credit Documents, and (2) whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default under Section 6.8 or otherwise with respect to accounting matters has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof;

81 (d) Compliance Certificate. Together with each delivery of financial statements of the Company and its Subsidiaries pursuant to Sections 5.1(b) and 5.1(c), a duly executed and completed Compliance Certificate; (e) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the financial statements referred to in Section 4.7, the consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 5.1(b) or 5.1(c) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to Administrative Agent; (f) Notice of Default, etc. Promptly upon, and in any event within five Business Days after, any officer of the Company or any of its Subsidiaries obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to the Company or any of its Subsidiaries with respect thereto; (ii) [reserved]; or (iii) of the occurrence of any event or change that has caused or evidences or would reasonably be expected to have, either in any case or in the aggregate, a Material Adverse Effect, a certificate of its Authorized Officers specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action the Company or the applicable Subsidiary has taken, is taking and proposes to take with respect thereto; (g) Notice of Litigation. Promptly upon, and in any event within ten Business Days after, any officer of the Company or any of its Subsidiaries obtaining knowledge of (i) alleged criminal misconduct by any Credit Party or any Subsidiary, (ii) the institution of, or non-frivolous threat of, any Adverse Proceeding not previously disclosed in writing by the Company to Lenders, or (iii) any material development in any Adverse Proceeding that, in the case of either (ii) or (iii) if adversely determined, could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to the Company or any of its Subsidiaries to enable Agents, Lenders and their counsel to evaluate such matters; (h) ERISA. (i) Promptly upon and in any event within ten Business Days of becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, upon Administrative Agent’s request, copies of (1) each Schedule SB (Actuarial Information) to the annual report (Form 5500 Series) filed by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates with respect to each Pension Plan; (2) all notices received from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental

82 reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request; (i) Financial Plan. As soon as practicable after the beginning of each Fiscal Year and in any event no later than delivery of the financial statements under Section 5.1(c), a consolidated plan and financial forecast for such Fiscal Year (a “Financial Plan”), including a forecasted consolidated balance sheet and forecasted consolidated statements of income and consolidated statement of cash flows of the Company and its Subsidiaries for such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based; (j) Insurance Report. As soon as practicable and in any event by the last day of each calendar year, a report in form and substance reasonably satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by the Company and its Subsidiaries and all material insurance coverage planned to be maintained by the Company and its Subsidiaries in the immediately succeeding calendar year; (k) Accountants’ Reports. Promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to the Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of the Company and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit; (l) [Reserved]; (m) Environmental Reports and Audits. As soon as practicable following receipt thereof by the Company or any of its Subsidiaries, copies of all environmental audits and reports, whether prepared by personnel of the Company or any of its Subsidiaries or by independent consultants, with respect to environmental matters at any Facility or which relate to any environmental liabilities of the Company or its Subsidiaries which, in any such case, identify matters that individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and (n) Other Information. (A) Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by the Company to holders of its Indebtedness or to holders of its public equity securities or by any Subsidiary of the Company to its security holders other than the Company or another Subsidiary of the Company, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, (iii) all press releases and other statements made available generally by the Company or any of its Subsidiaries to the public concerning material developments in the business of the Company or any of its Subsidiaries, and (B) such other information and data with respect to the Company or any of its Subsidiaries (including financial statements with respect to the Company and its Subsidiaries) as from time to time may be reasonably requested by Administrative Agent or any Lender.

83 The Borrower may fulfill the delivery requirements pursuant to Sections 5.1(b), (c) or (n) by filing with the Securities and Exchange Commission reports that contain information and financial statements that conform with the requirements of such Sections. Delivery of the foregoing shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR) or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents. 5.2 Existence. Each Credit Party will, and will cause each of its Subsidiaries to, at all times (i) preserve and keep in full force and effect its existence and (ii) take all reasonable action to maintain all rights and franchises, licenses and permits necessary or desirable in the normal conduct of its business, except (other than with respect to the existence of the Borrower) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect or as otherwise permitted hereunder. 5.3 Payment of Taxes and Claims. Each Credit Party will, and will cause each of its Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable which, if unpaid, might become a Lien upon any of its properties or assets; provided, no such Tax or claim need be paid if (a) it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor, or (b) to the extent that the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than the Company or any of its Subsidiaries). 5.4 Maintenance of Properties. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties owned by the Company or its Subsidiaries or used or useful in the business of the Company and its Subsidiaries (including all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. 5.5 Insurance. Each Credit Party will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and

84 against such risks (including, without limitation: loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents. The Borrowers will furnish to the Lenders, upon reasonable request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. 5.6 Inspections. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by Administrative Agent or Collateral Agent (which, following the occurrence and during the continuance of an Event of Default, may be accompanied by representatives of any Lender) to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect the Collateral, or otherwise to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their properties, assets, affairs, finances and accounts with its and their officers and independent public accountants (it being understood that, prior to the occurrence and continuance of an Event of Default, (x) any such discussions or meetings shall be limited to Administrative Agent and (y) in the case of discussions or meetings with the independent public accountants, only if the Company has been given the opportunity to participate in such discussions or meetings), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested. 5.7 [Reserved]. 5.8 Compliance with Laws. Each Credit Party will comply, and shall cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each Credit Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Credit Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, subject to such non- compliance as is permitted under the notwithstanding clause in Section 4.26. 5.9 Environmental. (a) Environmental Disclosure. Each Credit Party will, and will cause each of its Subsidiaries to, deliver to Administrative Agent and Lenders: (i) as soon as practicable following receipt thereof, copies of all material environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of the Company or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility or relating to the Company or any of its Subsidiaries or with respect to any Environmental Claims; provided, however, that this Section 5.9(a)(i) shall not apply to communications covered by valid claims of attorney client privilege or to attorney work product generated by legal counsel to the Company or any of its Subsidiaries;

85 (ii) promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (2) any remedial action taken by the Company or any other Person in response to (A) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims or liability under any Environmental Law having, individually or in the aggregate, a Material Adverse Effect, or (B) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and (3) the Company or any of its Subsidiaries’ discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws; (iii) as soon as practicable following the sending or receipt thereof by the Company or any of its Subsidiaries, a copy of any and all written communications to or from any Governmental Authority or any Person bringing an Environmental Claim against the Company or any of its Subsidiaries with respect to: (1) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (2) any Release required to be reported to any Governmental Authority, and (3) any written request for information from any Governmental Authority stating such Governmental Authority is investigating whether the Company or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity; and (iv) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this Section 5.9(a). (b) Hazardous Materials Activities, Etc. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim against such Credit Party or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 5.10 Additional Collateral. (a) Subject to any applicable Requirement of Law, each Credit Party will promptly, and in any event within 60 days after the acquisition or formation thereof, cause each Subsidiary (other than any Subsidiary that Administrative Agent elects to forgo such Subsidiary becoming a Credit Party hereunder) formed or acquired after the date of this Agreement to become a Credit Party by executing a Counterpart Agreement; provided, however, that no Foreign Subsidiary (or any Subsidiary thereof) shall be required to become a Credit Party hereunder to the extent (x) Administrative Agent elects to forgo such Foreign Subsidiary becoming a Credit Party hereunder, or (y) if such Foreign Subsidiary is not organized under the applicable law of Canada

86 or any province or territory of Canada, doing so could reasonably be expected to result in material adverse tax consequences to the Credit Parties. In connection therewith, the Administrative Agent and each Lender shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act and the Canadian Anti-Money Laundering & Anti-Terrorism Legislation. Upon execution and delivery thereof, each such Person (i) shall automatically become a Guarantor Subsidiary hereunder and thereupon shall have all of the rights, benefits, duties and obligations in such capacity under the Credit Documents, (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Credit Party which constitutes Collateral and (iii) will take all such actions and execute and deliver, or cause to be executed and delivered, all Real Estate Asset Deliverables with respect to any Material Real Estate Asset of such Credit Party to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected first priority lien (in accordance with the priorities set forth in the Intercreditor Agreement) in such Material Real Estate Asset, and reports and other information reasonably satisfactory to Administrative Agent regarding environmental matters with respect to such Material Real Estate Asset. (b) With respect to any new Subsidiary, each Credit Party will promptly, and in any event within 60 days of the acquisition or formation thereof, cause (i) 100% of the issued and outstanding Equity Interests of each directly owned Subsidiary (other than any Foreign Subsidiary that is not organized under the applicable law of Canada or any province or territory of Canada), and (ii) 65% (or such greater percentage that could not reasonably be expected to cause any material adverse tax consequences to the Credit Parties) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each directly owned Subsidiary that is a Foreign Subsidiary that is not organized under the applicable law of Canada or any province or territory of Canada to, in each case, be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Credit Documents or other security documents as the Administrative Agent shall reasonably request. (c) Without limiting the foregoing, each Credit Party will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of hypothec, deeds of trust and other documents and such other actions or deliveries of the type required by Section 3.1, as applicable), which may be required by any Requirement of Law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Credit Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Credit Parties. Notwithstanding the foregoing, at any time after an Event of Default has occurred, each Credit Party will, upon the request of the Administrative Agent, cause each Foreign Subsidiary that is not a Credit Party, to become a Credit Party and a Subsidiary Guarantor and to

87 grant Liens to the Administrative Agent on its assets and have the balance of its Equity Interests pledged (if not pledged at such time) to the Administrative Agent. (d) If any assets (including any real property or improvements thereto or any interest therein) are acquired by any Credit Party after the Closing Date (other than assets constituting Collateral under any Collateral Document that become subject to the Lien under such Collateral Document upon acquisition thereof), the Borrower will (i) promptly, and in any event within 10 days of the acquisition thereof, notify the Administrative Agent and the Lenders thereof and, to the extent required pursuant to the terms of the Collateral Documents, cause such assets to be subjected to a Lien securing the Obligations and (ii) promptly, and in any event within 60 days of the acquisition thereof (or such longer period as the Administrative Agent may agree in its sole direction), take, and cause each applicable Credit Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraphs (a)(iii) and (c) of this Section, all at the expense of the Credit Parties. 5.11 [Reserved]. 5.12 After the Closing Date. Each Credit Party, as applicable, shall execute and deliver and complete the tasks set forth on Schedule 5.12 hereto, in each case within the time limit specified on such Schedule (or such later times as the Administrative Agent may agree). 5.13 Further Assurances. At any time or from time to time upon the request of Administrative Agent or Collateral Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of the Company, and its Subsidiaries and all of the outstanding Capital Stock of the Company and its Subsidiaries (in each case subject to limitations contained in the Credit Documents). 5.14 ERISA. Neither the Company, any of its Subsidiaries nor any of their respective ERISA Affiliates shall establish, maintain, contribute to, or become required to contribute to any Multiemployer Plan. SECTION 6. NEGATIVE COVENANTS Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full in cash of all Obligations (other than contingent indemnity Obligations to the extent no claim giving rise thereto has been asserted), such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6. 6.1 Indebtedness. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

88 (a) the Obligations; (b) the Company may become and remain liable with respect to Indebtedness to any of its wholly-owned Guarantor Subsidiaries, and any wholly-owned Guarantor Subsidiary of the Company may become and remain liable with respect to Indebtedness to the Company or any other wholly-owned Guarantor Subsidiary of the Company; provided, (i) all such Indebtedness under this subclause (b) shall be (x) evidenced by promissory notes and all such notes shall be subject to a First Priority or Second Priority Lien (in accordance with the priorities set forth in the Intercreditor Agreement) pursuant to the applicable Security Agreement and (y) unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement that in any such case, is reasonably satisfactory to Administrative Agent, and (ii) any payment by any such Subsidiary under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Subsidiary to the Company or to any of its Subsidiaries for whose benefit such payment is made; (c) any non-Guarantor Subsidiary may become and remain liable with respect to Indebtedness to the Company or any other Subsidiary of the Company; provided that any such Indebtedness to the Company or to any other Credit Party shall not exceed the greater of (x) $10,000,000 and (y) 10% of Consolidated Adjusted EBITDA of the Company as of the most recently ended Test Period; (d) Indebtedness of the Company and its Subsidiaries arising in respect of netting services or overdraft protections with deposit accounts; provided, that such Indebtedness is extinguished within three Business Days of its incurrence; (e) guaranties by the Company of Indebtedness of a Guarantor Subsidiary or guaranties by a Subsidiary of the Company of Indebtedness of the Company or a Guarantor Subsidiary with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.1; (f) Indebtedness of the Company and its Subsidiaries existing on the Closing Date and described in Schedule 6.1(f), but not any extensions, renewals, refinancings or replacements of such Indebtedness except (i) renewals and extensions expressly provided for in the agreements evidencing any such Indebtedness as the same are in effect on the Closing Date and (ii) refinancings and extensions of any such Indebtedness if the terms and conditions thereof are not materially less favorable (taken as a whole) to the obligor thereon or to the Lenders than the Indebtedness being refinanced or extended, and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended; provided, such Indebtedness permitted under the immediately preceding clause (i) or (ii) above shall not (A) include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced or (B) exceed in a principal amount the Indebtedness being renewed, extended or refinanced; (g) purchase money Indebtedness of the Company and its Subsidiaries and Capital Leases (other than in connection with sale-leaseback transactions) of the Company and its Subsidiaries, in each case incurred in the ordinary course of business to provide all or a portion of

89 the purchase price or cost of construction of an asset or an improvement of an asset not constituting part of the Collateral; provided, that (A) such Indebtedness when incurred shall not exceed the purchase price or cost of improvement or construction of such asset, (B) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, (C) such Indebtedness shall be secured only by the asset acquired, constructed or improved in connection with the incurrence of such Indebtedness and (D) the aggregate principal amount of all such Indebtedness shall not exceed the greater of (x) $10,000,000 at any time outstanding and (y) 10% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period at any time outstanding; (h) other Indebtedness of the Company and its Subsidiaries in an aggregate principal amount not to exceed the greater of (x) $50,000,000 and (y) 50% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period at any time outstanding; (i) Indebtedness of the Company under any Hedge Agreement entered into in the ordinary course of business and not for speculative purposes; (j) Indebtedness evidenced by the Revolving Credit Documents in an aggregate principal amount not to exceed an amount equal to the greater of (x) $200,000,000 and (y) 200% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period (less the amount of all permanent reductions of the commitments under the Revolving Credit Facility) and any Permitted Refinancing of the Revolving Credit Facility; (k) (i) Indebtedness of the Company and its Subsidiaries associated with the deferred purchase price of acquisitions consummated on or prior to the Closing Date and described in Schedule 6.1(k) and (ii) to the extent constituting Indebtedness, unsecured earnouts, seller notes and seller Indebtedness issued in connection with any Permitted Acquisition not to exceed $30,000,000 at any time outstanding; (l) Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company following the Closing Date, which Indebtedness is in existence at the time such Person becomes a Subsidiary and is not created in connection with or in contemplation of such Person becoming a Subsidiary; provided that the aggregate principal amount of all such Indebtedness in the aggregate shall not exceed the greater of (x) $10,000,000 and (y) 10% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period at any time outstanding; (m) to the extent constituting Indebtedness, deferred compensation arrangements with respect to any Employee Benefit Plan; (n) Capital Leases of the Company entered into in connection with sale- leaseback transactions permitted by Section 6.3; provided, that (A) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing and (B) such Indebtedness shall be secured only by the facility which is the subject of such Capital Lease;

90 (o) additional Indebtedness of Subsidiaries that are not Credit Parties in an aggregate principal amount not to exceed the greater of (x) $10,000,000 and (y) 10% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period; (p) Incremental Equivalent Debt; and (q) Indebtedness of the Company or any Subsidiary (“Permitted Ratio Debt”) in an unlimited amount so long as, on the date of incurrence thereof after giving effect to the incurrence of such Permitted Ratio Debt and the application of the proceeds thereof (without netting the cash proceeds thereof), (i) if such Indebtedness is secured by a Lien on the Collateral that is pari passu (but without regard to the control of remedies) with the Liens securing the Obligations, the First Lien Debt Ratio does not exceed (A) 3.00 to 1.00 or (B) to the extent such Permitted Ratio Debt is incurred in connection with an acquisition or other Investment permitted hereunder, the greater of (x) 3.00 to 1.00 and (y) the First Lien Debt Ratio immediately prior to such incurrence and such permitted acquisition or Investment, (ii) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Liens securing the Obligations, the Secured Debt Ratio does not exceed (A) 3.50 to 1.00 or (B) to the extent such Permitted Ratio Debt is incurred in connection with an acquisition or other Investment permitted hereunder, the greater of (x) 3.50 to 1.00 and (y) the Secured Debt Ratio immediately prior to such incurrence and such permitted acquisition or Investment and (iii) if such Indebtedness is unsecured or, in the case of any Permitted Ratio Debt incurred by any Subsidiary that is not a Guarantor Subsidiary, is secured by a Lien solely on assets or property of such non-Guarantor Subsidiary that do not constitute Collateral, the Total Leverage Ratio does not exceed (A) 4.00 to 1.00 or (B) to the extent such Permitted Ratio Debt is incurred in connection with an acquisition or other Investment permitted hereunder, the greater of (x) 4.00 to 1.00 and (y) the Total Leverage Ratio immediately prior to such incurrence and such permitted acquisition or Investment; provided that (a) no Default or Event of Default shall exist on the date of incurrence thereof before or after giving effect to such Permitted Ratio Debt (except with respect to any use of Permitted Ratio Debt in connection with a Limited Condition Transaction, no such Default or Event of Default shall exist at the time elected by the Company pursuant to Section 1.6), (b) the final maturity date of any Permitted Ratio Debt shall be no earlier than the Maturity Date (provided, that the foregoing limitation shall not apply to a customary bridge facility which, subject to customary conditions, automatically converts into long- term debt satisfying the requirements of this clause (b)), (c) the weighted average life to maturity of any such Permitted Ratio Debt shall be no earlier than the weighted average life to maturity of the Term Loans (provided that the foregoing limitation shall not apply to a customary bridge facility which, subject to customary conditions, automatically converts into long-term debt satisfying the requirements of this clause (c)), (d) if such Indebtedness is secured by a Lien on the Collateral, the applicable Other Debt Representative shall have become party to a Pari Intercreditor Agreement or Junior Intercreditor Agreement (as applicable), (e) such Permitted Ratio Debt may not be guaranteed by any Subsidiary of the Company other than a Subsidiary Guarantor or secured by Liens on any assets of the Company other than the Collateral, except Permitted Ratio Debt that is incurred by a Subsidiary that is not a Guarantor and is otherwise permitted pursuant to this clause (q) may be guaranteed solely by other Subsidiaries that are not Guarantors (and, if applicable, secured by a Lien solely on assets or property of such non-Guarantor Subsidiary that do not constitute Collateral), (f) any such Permitted Ratio Debt that is pari passu in right of payment and security with the Term Loans may provide for the ability to participate (i) a pro rata basis or non- pro rata basis in any voluntary prepayment of Term Loans, in each case, made pursuant to Section

91 2.12 and (ii) on a pro rata or less than pro rata basis (but not on a greater than pro rata basis, other than in the case of prepayment with proceeds of Indebtedness refinancing such Permitted Ratio Debt) in any mandatory prepayment of Term Loans required pursuant to Section 2.13, (g) the MFN Adjustment shall apply mutatis mutandis to any such Permitted Ratio Debt in the form of term loans secured on a pari passu basis with the Term Loans as if such Permitted Ratio Debt were Additional Term Loans, (h) except as otherwise required in clauses (a) through (g) above, all other terms of such Permitted Ratio Debt will be as agreed with the Company and the lenders providing such Permitted Ratio Debt, provided, to the extent such terms are not consistent with the terms in respect of the Term Loans, they shall be not materially more restrictive (as determined by the Company in good faith), when taken as a whole, than those under the Term Loans (except for covenants or other provisions (x) applicable only to periods after the Maturity Date, (y) that are also added for the benefit of the Term Loans or (z) that are reasonably satisfactory to the Administrative Agent) and (i) the aggregate amount of Permitted Ratio Debt incurred by Subsidiaries that are not Guarantor Subsidiaries shall not exceed the greater of (x) $10,000,000 and (y) 10% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period. 6.2 Liens. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except: (a) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Credit Document; (b) Liens imposed by law for Taxes that are not yet required to be paid pursuant to Section 5.3; (c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 430(k) of the Internal Revenue Code or under Sections 303(k) or 4068 of ERISA), in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts; (d) deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

92 (e) easements, rights-of-way, restrictions, encroachments, minor defects or irregularities in title and other similar charges, in each case which do not and will not interfere in any material respect with the use or value of the property or asset to which it relates or which appear on any title policy required to be delivered to the Collateral Agent pursuant to Section 5.10 or Section 5.12(b); (f) any interest or title of a lessor or sublessor under any operating or true lease of real estate entered into by the Company or its Subsidiaries in the ordinary course of its business covering only the assets so leased; (g) purported Liens evidenced by the filing of precautionary UCC or PPSA financing statements relating solely to operating leases of personal property entered into in the ordinary course of business; (h) any attachment or judgment Lien not constituting an Event of Default under Section 8.1(h); (i) non-exclusive licenses of Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice and not interfering in any respect with the ordinary conduct of the business of the Company or such Subsidiary; (j) bankers liens and rights of set-off with respect to customary depositary arrangements entered into in the ordinary course of business of the Company and its Subsidiaries; (k) Liens granted by the Company or its Subsidiaries existing on the Closing Date and described in Schedule 6.2; provided, that (A) no such Lien shall at any time be extended to cover property or assets other than the property or assets subject thereto on the Closing Date and (B) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded, replaced or refinanced except as otherwise permitted by Section 6.1(f); (l) Liens securing (i) Indebtedness permitted pursuant to Section 6.1(g), provided, any such Lien shall encumber only the asset acquired, constructed or improved with the proceeds of such Indebtedness and (ii) Indebtedness permitted pursuant to Section 6.1(n), provided any such Lien shall encumber only the facility that is the subject of such Capital Lease; (m) Liens securing Indebtedness permitted under Section 6.1(l); provided that such Liens are of a type described in Section 6.2(l)(i) and are not created in contemplation of or in connection with such Person becoming a Subsidiary, such Liens will not apply to any other property of the Company or any of its Subsidiaries, and such Liens will secure only those obligations secured by such Liens on the date such Person becomes a Subsidiary; (n) Liens securing Indebtedness permitted under Section 6.1(j) as long as such Liens are subject to the Intercreditor Agreement; (o) Liens securing Indebtedness permitted under Sections 6.1(p) and 6.1(q); and

93 (p) additional Liens so long as the aggregate outstanding principal amount of the obligations secured thereby at the time such Lien is incurred does not exceed the greater of (x) $50,000,000 and (y) 50% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period. 6.3 Sales and Leasebacks. The Company shall not, and shall not permit any of its Subsidiaries to directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which the Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than the Company or any of its Subsidiaries) or (b) which the Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Credit Party to any Person (other than the Company or any of its Subsidiaries) in connection with such lease; provided that the Company and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease which is a Capital Lease permitted pursuant to Section 6.1(g); provided, further, that (A) the material terms and conditions of such sale-leaseback transaction (including any Capital Lease in connection with such transaction) shall be reasonably satisfactory to the Administrative Agent, (B) [reserved], (C) the lessor (or lenders under any Capital Lease) in connection with such transaction shall agree to provide Collateral Agent access to the Collateral located at such facility pursuant to an agreement reasonably satisfactory to Administrative Agent and the Collateral Agent (the terms of which shall include subordination and non-disturbance provisions with respect to any such Collateral, and other terms as may be reasonably required by Administrative Agent or the Collateral Agent), (D) the amount of consideration payable to the Company or its Subsidiaries (and the aggregate principal amount of Indebtedness in respect of any Capital Leases) in any such transaction shall not exceed the fair market value of any such facility (determined in good faith by the board of directors of the Company (or similar governing body)) and (E) the Net Asset Sale Proceeds with respect to any such Capital Lease shall be applied to repay Indebtedness to the extent required pursuant to Section 2.14(b). 6.4 No Further Negative Pledges. Except (i) pursuant to this Agreement, (ii) pursuant to the terms of Indebtedness permitted under Section 6.1(j), 6.1(l), 6.1(p) and 6.1(q), (iii) with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted Asset Sale, (iv) pursuant to customary non-assignment or no-subletting clauses in leases, licenses or contracts entered into in the ordinary course of business, which restrict only the assignment of such lease, license or contract, as applicable, or (v) in connection with purchase money financing or Capital Leases permitted under Section 6.1(g) or 6.1(n) (in each case, provided the prohibition applies only to the asset being acquired or constructed, or which is the subject of such Capital Lease), the Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired. 6.5 Restricted Payments. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates through any manner or means or through any other Person to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Payment except that:

94 (a) Subsidiaries of the Company may make Restricted Payments (i) to the Company or to any parent entity of such Subsidiary which is a wholly-owned Guarantor Subsidiary and (ii) on a pro rata basis to the equity holders of any other Guarantor Subsidiary; (b) (i) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, the Company and its Subsidiaries may make prepayments and regularly scheduled payments of principal and interest in respect of any Indebtedness permitted under Sections 6.1(b), (ii) the Company and its Subsidiaries may make scheduled payments and mandatory prepayments of principal, and regularly scheduled payments of interest in respect of and, so long as no Default or Event of Default shall have occurred and be continuing, voluntary repayments of, any Indebtedness permitted under Section 6.1(h), (iii) the Company and its Subsidiaries may make mandatory prepayments and regularly scheduled payments of principal and interest in respect of any Other Debt permitted under Section 6.1, but only to the extent such payments are permitted by the terms, and subordination provisions (if any) applicable to, such Indebtedness, (iv) the Company and its Subsidiaries may make payments in respect of guarantees permitted under Section 6.1(e) to the extent the Indebtedness guaranteed thereby is permitted to be paid under this Section 6.5 (in each case under the foregoing subclauses (i), (ii) and (iii) in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the indenture or other agreement pursuant to which such Indebtedness as issued) and (v) the Company and its Subsidiaries may make payments of Other Debt to the extent permitted by Section 6.16; (c) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, the Company may make Restricted Payments to repurchase shares of, or options to purchase shares of, Capital Stock of the Company from employees, officers or directors of the Company or any Subsidiaries thereof in any aggregate amount not to exceed $5,000,000 in any calendar year or $20,000,000 in the aggregate since the Closing Date; (d) the Company may make Restricted Payments in an aggregate amount not to exceed the greater of (x) $50,000,000 and (y) 50% of Consolidated Adjusted EBITDA of the Company for the most recently ended Test Period since the Closing Date; provided that, notwithstanding the foregoing, any Restricted Payment under this Section 6.5(d) may only be made so long as no Default or Event of Default has occurred or is continuing or shall be caused thereby after giving effect to such Restricted Payment; (e) the Company may make Restricted Payments of required withholding Taxes resulting from the net settlement of restricted stock units issued by the Company in an amount not to exceed (i) $15,000,000 in Fiscal Year 2022, (ii) $15,000,000 in Fiscal Year 2023 and (iii) $7,500,000 in each Fiscal Year thereafter; (f) the Company may make Restricted Payments in an aggregate amount not to exceed the Available Amount as of the date of such payment; provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom; and (g) the Company may make additional Restricted Payments if, after giving effect thereto, the Total Leverage Ratio calculated on the date of incurrence thereof would be less

95 than 2.50 to 1.00; provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom. 6.6 Restrictions on Subsidiary Distributions. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of the Company to (a) pay dividends or make any other distributions on any of such Subsidiary’s Capital Stock owned by the Company or by any other Subsidiary of the Company, (b) repay or prepay any Indebtedness owed by such Subsidiary to the Company or to any other Subsidiary of the Company, (c) make loans or advances to the Company or to any other Subsidiary of the Company, or (d) transfer any of its property or assets to the Company or to any other Subsidiary of the Company other than restrictions (i) existing under this Agreement or the Revolving Credit Documents (as in effect on the Closing Date), (ii) in agreements evidencing Indebtedness permitted by Sections 6.1(g) and 6.1(l) that impose restrictions on the property so acquired, (iii) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, Joint Venture agreements and similar agreements entered into in the ordinary course of business, (iv) [reserved], (v) customary restrictions on assets that are the subject of an Asset Sale permitted by Section 6.9 or a Capital Lease permitted by Section 6.1(n) and (vi) in agreements evidencing Indebtedness permitted by Section 6.1(p) or 6.1(q), in each case, so long as such restrictions are not more restrictive, taken as a whole, than the restrictions set forth in this Agreement. 6.7 Investments. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including without limitation any Joint Venture, except: (a) Investments in Cash and Cash Equivalents; (b) [reserved]; (c) Investments made by the Company or any of its Subsidiaries in Subsidiary Guarantors which are wholly-owned Subsidiaries of the Company; (d) Investments received by the Company or any of its Subsidiaries in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers or suppliers of such Person, in each case in the ordinary course of business; (e) accounts receivable arising, and trade credit granted, in the ordinary course of business of the Company and its Subsidiaries, and any Securities received by the Company or any of its Subsidiaries in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss, and any prepayments and other credits to suppliers made in the ordinary course of business; (f) intercompany loans to the extent permitted under Section 6.1(b); (g) Consolidated Capital Expenditures by the Company or any of its Subsidiaries;

96 (h) loans and advances by the Company or any of its Subsidiaries to employees of the Company and its Subsidiaries made in the ordinary course of business in an aggregate principal amount not to exceed $2,500,000 at any time outstanding; (i) Investments by the Company or any of its Subsidiaries made in connection with Permitted Acquisitions permitted pursuant to Section 6.9(d); (j) Investments by the Company or any of its Subsidiaries constituting non- Cash consideration received by the Company and its Subsidiaries in connection with permitted Asset Sales pursuant to subsection 6.9(c); (k) the Company and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date and described in Schedule 6.7; (l) other Investments by the Company or any of its Subsidiaries in an aggregate amount not to exceed $75,000,000 since the Closing Date, if no Default or Event of Default has occurred or is continuing or would result therefrom; (m) additional Investments by the Company or any of its Subsidiaries in an aggregate amount not to exceed the Available Amount as of such date, if no Default or Event of Default has occurred or is continuing or would result therefrom; and (n) additional Investments by the Company or any of its Subsidiaries if, after giving effect thereto, the Total Leverage Ratio calculated on the date of incurrence thereof would be less than 3.00 to 1.00, if no Default or Event of Default has occurred or is continuing or would result therefrom. Notwithstanding the foregoing, in no event shall any Credit Party make any Investment which results in or facilitates in any manner any Restricted Payment not otherwise permitted under the terms of Section 6.5. 6.8 Calculations. (a) With respect to any period during which a Permitted Acquisition or an Asset Sale has occurred (each, a “Subject Transaction”), including for purposes of determining the Total Leverage Ratio, the First Lien Debt Ratio, the Secured Debt Ratio, Section 2.13(d), Section 6.9(d) and Consolidated Adjusted EBITDA (subject to the conditions and limitations set forth in clause (ix) of the definition thereof), as applicable, all financial ratios and other financial calculations pursuant to the Credit Documents shall be calculated with respect to such period on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the Securities and Exchange Commission, which would include cost savings resulting from head count reduction, closure of Facilities and similar restructuring charges, which pro forma adjustments shall be certified by the chief financial officer of the Company) using the historical audited financial statements of any business so acquired or to be acquired or sold or to be sold and the consolidated financial statements of the Company and its Subsidiaries which shall be reformulated as if such Subject

97 Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period. (b) For purposes of calculating Consolidated Adjusted EBITDA of the Company, subject to clause (a) above, Consolidated Adjusted EBITDA for (i) the fiscal quarter ended September 30, 2021 shall be deemed to be $16,494,762, (ii) the fiscal quarter ended June 30, 2021 shall be deemed to be $31,061,961, (iii) the fiscal quarter ended March 31, 2021 shall be deemed to be $24,368,479 and (iv) the fiscal quarter ended December 31, 2020 shall be deemed to be $11,963,203. (c) [reserved] (d) With respect to any period commencing prior to the Closing Date, Consolidated Interest Expense shall be calculated with respect to the portion of such period prior to the Closing Date on a pro forma basis as if the Closing Date occurred on the first day of such period (and assuming that the Indebtedness incurred on the Closing Date was incurred on the first day of such period and, such Indebtedness bears interest during the portion of such period prior to the Closing Date at the weighted average of the interest rates applicable to outstanding Indebtedness during the portion of such period on and after the Closing Date and that no Indebtedness was repaid during the portion of such period prior to the Closing Date). 6.9 Fundamental Changes; Asset Dispositions; Acquisitions. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction of merger, amalgamation or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, or acquire by purchase or otherwise the business, or all or substantially all of the property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except: (a) any Subsidiary of the Company may be merged with or into the Company or with or into any wholly-owned Guarantor Subsidiary of the Company, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Company or any wholly-owned Guarantor Subsidiary of the Company; provided, in the case of such a merger, the Company or such wholly-owned Guarantor Subsidiary of the Company, as applicable shall be the continuing or surviving Person; (b) sales or other dispositions of assets that do not constitute Asset Sales; (c) Asset Sales; provided (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof, (2) no less than 75% of the consideration thereof shall be paid in Cash and (3) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.13(a); (d) Permitted Acquisitions;

98 (e) Investments made in accordance with Section 6.7; and (f) sale and leaseback transactions permitted pursuant to Section 6.3. 6.10 Disposal of Subsidiary Interests. The Company shall not, and shall not permit any of its Subsidiaries to (a) directly or indirectly issue, sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to qualify directors if required by applicable law or (b) permit any of its Subsidiaries directly or indirectly to issue, sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except (i) [reserved], (ii) Subsidiaries may issue Capital Stock to the Company or to a Guarantor Subsidiary of the Company (subject to the restrictions on such disposition otherwise imposed under Section 6.9) or to qualify directors if required by applicable law and (iii) the Company or any Subsidiary may sell or otherwise dispose of the Capital Stock of its Subsidiaries in an Asset Sale permitted by Section 6.9. 6.11 Fiscal Year. The Company shall not, and shall not permit any of its Subsidiaries to, change its Fiscal Year-end from December 31; provided, that the Fiscal Year-end of the Company and its Subsidiaries may be changed to the end of any Fiscal Quarter with the prior written consent of, and following receipt of any information requested by, Administrative Agent (including reconciliation statements for the immediately preceding three years described in Section 5.1(e)). 6.12 Transactions with Shareholders and Affiliates. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service or the making of any loan) with any holder of 10% or more of any class of Capital Stock of the Company or any of its Subsidiaries or with any Affiliate of the Company or of any such holder, on terms that are less favorable to the Company or that Subsidiary, as the case may be, than those that might be obtained at the time from a Person who is not such a holder or Affiliate; provided, the foregoing restriction shall not apply to (a) any transaction expressly permitted under this Agreement; (b) reasonable and customary fees paid to, and customary indemnification of, members of the board of directors (or similar governing body) of the Company and its Subsidiaries; (c) compensation arrangements for officers and other employees of the Company and its Subsidiaries entered into in the ordinary course of business; (d) transactions described in Schedule 6.12; (e) any transaction between Credit Parties; and (f) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by a Credit Party’s board of directors. 6.13 Conduct of Business. From and after the Closing Date, the Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by the Company and its Subsidiaries on the Closing Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders. 6.14 [Reserved]. 6.15 Amendments or Waivers of Certain Agreements.

99 (a) The Company shall not, and shall not permit any of its Subsidiaries to, terminate or agree to any amendment, restatement, supplement or other modification to, or waiver of, subject to the Intercreditor Agreement, any of its rights under any Revolving Credit Document or any Organizational Document, or make any payment consistent with an amendment thereof or change thereto (which amendment or other modification, in the case of (i) an Organizational Document or any Revolving Credit Document, is adverse in any material respect to the rights or interests of the Lenders (provided that with respect to any termination, amendment, restatement, supplement or other modification to, or waiver of any Revolving Credit Document, none of the following amendments shall be deemed adverse for purposes of this clause (i): (A) any waiver of any default or event of default or any other waiver or amendment permitting or increasing (or having the effect of permitting or increasing) borrowing availability under the Borrowing Base (without increasing the commitments under the Revolving Credit Facility), (B) payment of customary fees in connection with any waiver or amendment, or (C) any amendment implementing incremental or additional loans and/or commitments under the Revolving Credit Documents to the extent the Indebtedness in respect thereof is permitted under Section 6.1. The Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Indebtedness permitted to be incurred under Section 6.1 which is subordinated to the Obligations, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on or fees in respect of such Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Indebtedness (or a trustee or other representative on their behalf) which would be adverse to the Company, any of its Subsidiaries, or Lenders. The Company shall not, and shall not permit any of its Subsidiaries to, agree to any amendment, restatement, supplement or other modification to, or waiver of, the terms of any agreement, instrument or other document evidencing Indebtedness secured by a Lien on any asset of such Person that is junior in priority to the Liens securing the Obligations that is adverse in any material respect to the rights or interests of the Lenders. 6.16 Limitation on Payments Relating to Other Debt. The Company shall not, and shall not permit any of its Subsidiaries through any manner or means or through any other Person to, directly or indirectly, declare, order, make or offer to make, any voluntary prepayment, repurchase or redemption of, or otherwise defease, any Indebtedness that is (a) contractually subordinated in right of payment to the Obligations or (b) secured by a Lien on any asset of such Person that is junior in priority to the Liens securing the Obligations (such Indebtedness, excluding for the avoidance of doubt, Indebtedness under the Revolving Credit Facility, “Other Debt”), or segregate funds for any such voluntary prepayment, repurchase, redemption or defeasance, or enter into any derivative or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating the Company or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of Other Debt, other than (a) any prepayment, repurchase or redemption of Other Debt pursuant to a Permitted Refinancing thereof, (b) prepayments, repurchases or redemptions of Other

100 Debt in an aggregate amount not to exceed the Available Amount; provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom, (c) prepayments, repurchases or redemptions of Other Debt if, after giving effect thereto, the Total Leverage Ratio calculated on the date of incurrence thereof would be less than 2.50 to 1.00; provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom and (d)(i) regularly scheduled payments of principal and interest in respect of any Indebtedness constituting Other Debt in the form of seller notes permitted under Section 6.1(k), but only to the extent such payments are permitted by the terms of, and subordination provisions (if any) applicable to, such seller notes and (ii) payments in respect of any Indebtedness constituting Other Debt in the form of earnouts permitted under Section 6.1(k) in accordance with the terms thereof; provided, in each case, that no Default or Event of Default shall have occurred and be continuing or would result therefrom. 6.17 Use of Proceeds. The Borrower will not request any Loans, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 6.18 Compliance with Laws. No Credit Party, nor any of their Subsidiaries, sells products, inventory or services directly to marijuana/cannabis growers operating in any country that prohibits the sale and use of marijuana/cannabis products other than in accordance with the applicable laws of such country. For the avoidance of doubt, neither the Credit Parties nor any of the Subsidiaries, sells products, inventory or services directly to marijuana/cannabis growers in the United States. 6.19 Canadian Pension Plans. None of the Credit Parties shall, without the consent of the Administrative Agent, maintain, administer, contribute or have any liability in respect of any Canadian Defined Benefit Plan or acquire an interest in any Person if such Person sponsors, maintains, administers or contributes to, or has any liability in respect of any Canadian Defined Benefit Plan. SECTION 7. GUARANTY 7.1 Guaranty of the Obligations. Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the “Guaranteed Obligations”). 7.2 Contribution by Guarantors. All Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any

101 date by a Guarantor (a “Funding Guarantor”) under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including in respect of this Section 7.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 7.2. 7.3 Payment by Guarantors. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the Company’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Company for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid. 7.4 Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by

102 any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows: (a) this Guaranty is a guaranty of payment when due and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety; (b) Administrative Agent may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default notwithstanding the existence of any dispute between the Company and any Beneficiary with respect to the existence and continuance of such Event of Default; (c) the obligations of each Guarantor hereunder are independent of the obligations of the Company and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Company, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the Company or any of such other guarantors and whether or not the Company is joined in any such action or actions; (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations; (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or

103 nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against the Company or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents; and (f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce an agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of the Company or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which the Company may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations. 7.5 Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against the Company, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from the Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of the Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Company or any other Guarantor including any

104 defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Company or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Company and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g)any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof. 7.6 Guarantors’ Rights of Subrogation, Contribution, etc. Until the Guaranteed Obligations shall have been indefeasibly paid in full and the Term Loan Commitments and any Additional Term Loan Commitments shall have terminated, each Guarantor hereby waives and agrees not to assert any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Company or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Company with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full and the Term Loan Commitments and any Additional Term Loan Commitments shall have terminated, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including any such right of contribution as contemplated by Section 7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against the Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement,

105 indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. 7.7 Subordination of Other Obligations. Any Indebtedness of the Company or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof. 7.8 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full and the Term Loan Commitments and any Additional Term Loan Commitments shall have terminated. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations. 7.9 Authority of Guarantors or the Company. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or the Company or the officers, directors or any agents acting or purporting to act on behalf of any of them. 7.10 Financial Condition of the Company. Any Credit Extension may be made to the Company or continued from time to time without notice to or authorization from any Guarantor regardless of the financial or other condition of the Company at the time of any such grant or continuation, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Company. Each Guarantor has adequate means to obtain information from the Company on a continuing basis concerning the financial condition of the Company and its ability to perform its obligations under the Credit Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Company and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Company now known or hereafter known by any Beneficiary. 7.11 Bankruptcy, etc. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against the Company or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving

106 the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Company or any other Guarantor or by any defense which the Company or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve the Company of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced. (c) In the event that all or any portion of the Guaranteed Obligations are paid by the Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder. 7.12 Discharge of Guaranty Upon Sale of Guarantor. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger, amalgamation or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale. SECTION 8. EVENTS OF DEFAULT 8.1 Events of Default. If any one or more of the following conditions or events shall occur: (a) Failure to Make Payments When Due. Failure by the Company to pay (i) when due any principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise or (ii) any interest on any Loan or any fee or any other amount due hereunder within five days after the date due; or (b) Default in Other Agreements. (i) Failure of any Credit Party or any of their respective Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) in an aggregate principal amount of $10,000,000 or more, in each case beyond the

107 grace period, if any, provided therefor; or (ii) breach or default by any Credit Party with respect to any other term (other than Section 6.13 of the Revolving Credit Facility) of (1) one or more items of such Indebtedness or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, or any other event or circumstance shall occur, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default or event or circumstance is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be, or to require an offer to purchase or redeem such Indebtedness be made (other than any due on sale provision with respect to any Indebtedness permitted to be repaid hereunder and which is so repaid in full); or (c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Sections 2.5, 2.14, 5.1(f), 5.1(g), 5.2(i), 5.14 or 6; or (d) Breach of Representations, etc. Any representation, warranty or certification made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or (e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 8.1, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of such Credit Party becoming aware of such default or (ii) receipt by the Company of notice from Administrative Agent or any Lender of such default; or (f) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case under any Debtor Relief Law, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal, state, provincial or territorial law; or (ii) an involuntary case shall be commenced against the Company or any of its Subsidiaries under any Debtor Relief Law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, interim receiver, receiver and manager, monitor, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, receiver and manager, monitor, trustee or other custodian of the Company or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Company or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days without having been dismissed, bonded or discharged; or (g) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) The Company or any of its Subsidiaries shall have an order for relief entered with respect to it or shall commence a

108 voluntary case or file any plan of arrangement, proposal or proceeding, or make an assignment into bankruptcy, under any Debtor Relief Law, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, interim receiver, receiver and manager, monitor, trustee or other custodian for all or a substantial part of its property; or the Company or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) the Company or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of the Company or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in this Section 8.1(g) or in Section 8.1(f) above; or (h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $10,000,000 (to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or (i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution or split up of such Credit Party; or (j) Employee Benefit Plans. (i) There shall occur one or more ERISA Events, (ii) there shall exists any fact or circumstance that results or reasonably could be expected to result in the imposition of a Lien or security interest with respect to any Employee Benefit Plan under Section 430(k) of the Internal Revenue Code or under Sections 303(k) or 4068 of ERISA, in either case involving or that might reasonably be expected to involve in the aggregate at any time an amount in excess of $10,000,000 or (iii) a Canadian Pension Event shall have occurred or any Lien arises (save for contribution amounts not yet due) in connection with any Canadian Pension Plan; or (k) Change of Control. A Change of Control shall occur; (l) Guaranties, Collateral Documents and other Credit Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations or upon the release of such Guaranty with respect to a Subsidiary of the Company in connection with an Asset Sale permitted hereby, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or (iii) any Credit Party shall contest the validity or enforceability of any

109 Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party; or (m) Convictions, Etc. Any Credit Party is criminally indicted or convicted under any law that may reasonably be expected to lead to a forfeiture of any property of such Credit Party having a fair market value in excess of $500,000; THEN, (1) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g), automatically, and (2) upon the occurrence and during the continuance of any other Event of Default, upon notice to the Company by Administrative Agent (which notice may be given by the Administrative Agent in its discretion and shall be given by Administrative Agent upon the request of the Requisite Lenders), (A) the Term Loan Commitments, if any, of each Lender having such Term Loan Commitments shall immediately terminate (and the Additional Term Loan Commitments, if any, of each Lender having such Additional Term Loan Commitments shall immediately terminate); (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans and (II) all other Obligations; and (C) Administrative Agent may cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents. SECTION 9. AGENTS Each of the Lenders hereby irrevocably appoints JPMorgan Chase Bank, N.A. as Administrative Agent hereunder and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. Each of the Lenders hereby irrevocably appoints JPMorgan Chase Bank, N.A. as Collateral Agent hereunder and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. Each of the Lenders hereby authorizes the Collateral Agent to enter into each of the Collateral Documents and authorizes both the Administrative Agent and Collateral Agent to enter into the Intercreditor Agreement. The bank serving as the Administrative Agent or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or the Collateral Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent or the Collateral Agent hereunder. Neither the Administrative Agent nor the Collateral Agent shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) neither the Administrative Agent nor the Collateral Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (b) neither the Administrative Agent nor the Collateral Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary

110 rights and powers expressly contemplated hereby that the Administrative Agent or the Collateral Agent, as applicable is required to exercise in writing as directed by the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.5), and (c) except as expressly set forth herein, neither the Administrative Agent nor the Collateral Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent, Collateral Agent or any of their respective Affiliates in any capacity. Neither the Administrative Agent nor the Collateral Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.5) or in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge of any (x) notice of any of the events or circumstances set forth or described in Section 5.01 unless and until written notice thereof stating that it is a “notice under Section 5.01” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower, or (y) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or “notice of Event of Default”) is given to the Administrative Agent or the Collateral Agent, as applicable by the Borrower or a Lender. Further, neither the Administrative Agent nor the Collateral Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or other Credit Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Section 3 or elsewhere herein or in any other Credit Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or the Collateral Agent, as applicable. The Administrative Agent and the Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent and the Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent and the Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent and the Collateral Agent may perform any and all its respective duties and exercise its respective rights and powers by or through any one or more sub-agents appointed by the Administrative Agent or the Collateral Agent, as applicable. The Administrative Agent, the Collateral Agent and any such sub-agent may perform any and all its respective duties

111 and exercise its respective rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent, the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and Collateral Agent, as applicable. Subject to the appointment and acceptance of a successor Administrative Agent or Collateral Agent, as applicable as provided in this paragraph, the Administrative Agent and the Collateral Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Requisite Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent or Collateral Agent, as applicable gives notice of its resignation, then the retiring Administrative Agent or Collateral Agent, as applicable may, on behalf of the Lenders appoint a successor Administrative Agent or Collateral Agent, as applicable which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent or Collateral Agent, as applicable hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent, as applicable, and the retiring Administrative Agent or Collateral Agent, as applicable shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent, as applicable shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s or the Collateral Agent’s resignation hereunder, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring Administrative Agent or Collateral Agent, as applicable, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent or Collateral Agent, as applicable. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. Each Lender hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Lenders, to be the agent for and representative of Lenders with respect to the Guaranty, the Collateral and the Collateral Documents. Subject to Section 10.5, without further written consent or authorization from Lenders, Administrative Agent or Collateral Agent, as applicable may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted hereby or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (ii) release any Guarantor

112 from the Guaranty pursuant to Section 7.12 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented. Anything contained in any of the Credit Documents to the contrary notwithstanding, the Company, Administrative Agent, Collateral Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent, and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale. Without limiting the powers of the Administrative Agent, for the purposes of holding any hypothec granted to the Attorney (as defined below) pursuant to the laws of the Province of Québec to secure the prompt payment and performance of any and all Obligations by any Credit Party, each of the Secured Parties hereby irrevocably appoints and authorizes the Administrative Agent and, to the extent necessary, ratifies the appointment and authorization of the Administrative Agent, to act as the hypothecary representative of the creditors as contemplated under Article 2692 of the Civil Code of Québec (in such capacity, the “Attorney”), and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Attorney under any related deed of hypothec. The Attorney shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Attorney pursuant to any such deed of hypothec and applicable law, and (b) benefit from and be subject to all provisions hereof with respect to the Administrative Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Secured Parties and Credit Parties. Any person who becomes a Secured Party shall, by its execution of an Assignment and Assumption Agreement, be deemed to have consented to and confirmed the Attorney as the person acting as hypothecary representative holding the aforesaid hypothecs as aforesaid and to have ratified, as of the date it becomes a Secured Party, all actions taken by the Attorney in such capacity. The substitution of the Administrative Agent pursuant to the provisions of this Section 9 shall also constitute the substitution of the Attorney. Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such

113 Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. Any such notice of the Administrative Agent to any Lender shall be conclusive, absent manifest error. Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. The Borrower and each other Credit Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party. Each party’s obligations under the preceding three paragraphs shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Credit Document. Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

114 (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto). SECTION 10. MISCELLANEOUS 10.1 Notices.

115 (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows: (i) if to the Borrower or any other Credit Party, to it at Hydrofarm Holdings Group, Inc. at the following address: 2249 South McDowell Boulevard Ext. Petaluma, California 94954 Attention: John Lindeman Email: jlindeman@hydrofarm.com (ii) if to the Administrative Agent or the Collateral Agent, to JPMorgan Chase Bank, N.A. at the following address: Name: Sam Stasio Title: Client Processing Specialist Address: 500 Stanton Christiana Road, NCC5, Floor 1 Newark, DE 19713-2107, United States Telephone: +13025520161 Facsimile 12012443657@tls.ldsprod.com E-mail address: samuel.stasio@jpmchase.com (iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent, the Collateral Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. (d) The Borrower represents and warrants that each of it and its Subsidiaries either (i) has no registered or publicly traded securities outstanding, or (ii) files its financial statements with the SEC and/or makes its financial statements available to potential holders of its 144A securities, and, accordingly, the Borrower hereby (i) authorizes the Administrative Agent to make the financial statements to be provided under Section 5.01(b) and (c), along with the Credit Documents, available to Public Lenders and (ii) agrees that at the time such financial statements are provided hereunder, they shall already have been made available to holders of its securities.

116 The Borrower will not request that any other material be posted to Public Lenders without expressly representing and warranting to the Administrative Agent in writing that such materials do not constitute material non-public information within the meaning of the federal securities laws or that the Borrower and its Subsidiaries have no outstanding publicly traded securities, including 144A securities. (e) EACH LENDER ACKNOWLEDGES THAT INFORMATION FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (f) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY BORROWER, THE ADMINISTRATIVE AGENT OR THE COLLATERAL AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE CREDIT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. 10.2 [Reserved]. 10.3 Expenses; Limitation of Liability; Indemnity, Etc. (a) Expenses. The Borrower shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Arranger and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Collateral Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Credit Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Limitation of Liability. To the extent permitted by applicable law (i) the Borrower and any Credit Party shall not assert, and the Borrower and each Credit Party hereby

117 waives, any claim against the Administrative Agent, any Arranger, any Syndication Agent and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document, or any agreement or instrument contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that, nothing in this Section 10.3(b) shall relieve the Borrower and each Credit Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 10.3(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (c) Indemnity. The Borrower shall indemnify the Administrative Agent, the Collateral Agent, each Arranger, each Syndication Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials at, under, on or from any property owned. leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Claim or liability under or relating to any Environmental Law related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by the Borrower or any other Credit Party or its or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee or its directors, officers or employees. This Section 10.3(c) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (d) Lender Reimbursement. Each Lender severally agrees to pay any amount required to be paid by the Borrower under paragraphs (a), (b) or (c) of this Section 10.3 to the Administrative Agent and each Related Party thereof (each, an “Agent-Related Person”) (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Pro Rata Share in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Loans shall have been paid in full, ratably in accordance with such Pro Rata Share immediately prior to such date), and agrees to indemnify and hold each Agent-Related Person harmless from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment

118 of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Liability or related expense, as the case may be, was incurred by or asserted against such Agent- Related Person in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from such Agent-Related Party’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (e) Payments. All amounts due under this Section 10.3 shall be payable promptly after written demand therefor. 10.4 Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Agent, each Lender and each of their respective Affiliates is hereby authorized by each Credit Party at any time or from time to time, without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Agent, Lender or Affiliate to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Agent, Lender or Affiliate hereunder, and under the other Credit Documents, including all claims of any nature or description arising out of or connected hereto, or with any other Credit Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured. 10.5 Amendments and Waivers. (a) Requisite Lenders’ Consent. Subject to Section 10.5(b), 10.5(c) and 10.5(d) and except as otherwise expressly contemplated by Section 2.17(a)(ii), 2.17(a)(iii), Section 2.17(a)(iv) and 2.23 hereof, or by the Intercreditor Agreement, no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders. (b) Affected Lenders’ Consent. Without the written consent of the Requisite Lenders and each Lender that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would: (i) extend the scheduled final maturity of any Loan or Note;

119 prepayment); (ii) waive, reduce or postpone any scheduled repayment (but not (iii) reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.9) or any fee payable hereunder; (iv) extend the time for payment of any such interest or fees; (v) reduce or forgive the principal amount of any Loan; (vi) amend, modify, terminate or waive any provision of this Section 10.5(b), Section 10.5(a), Section 10.5(c) or Section 2.15(c) hereof or Section 2.15(g); (vii) amend the definition of “Requisite Lenders” or “Pro Rata Share”; (viii) release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents; (ix) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document; or (x) modify the term “Interest Period” so as to permit intervals in excess of six (6) months. (c) Other Consents. In addition to the consent of the Requisite Lenders, no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall: (i) increase any Term Loan Commitment or Additional Term Loan Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Term Loan Commitment or Additional Term Loan Commitment of any Lender; or (ii) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent. (d) Execution of Amendments, etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in

120 accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party. (e) Corrections. Notwithstanding anything to the contrary contained herein, the Administrative Agent, with the consent of the Borrower, may amend, modify or supplement any Credit Document without the consent of any Lender or the Requisite Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Credit Document. (f) Replacement Term Loans. Notwithstanding anything to the contrary contained herein, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing, replacement or modification of all outstanding Loans (“Replaced Term Loans”) with a replacement term loan tranche hereunder (“Replacement Term Loans”), provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Replaced Term Loans, (b) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Replaced Term Loans and (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Replaced Term Loans at the time of such refinancing. 10.6 Successors and Assigns; Participations. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder or other any other Credit Document without the prior written consent of each Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including all or a portion of its Commitment or Loans owing to it or other Obligation (provided, however, that each such assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any Loan and any related Commitments): (i) to any Person meeting the criteria of clause (i) of the definition of the term of “Eligible Assignee” (a “Related Lender Assignment”) upon the giving of notice to the Borrower and Administrative Agent and, for any assignment of a Term Loan Commitment or Additional Term Loan Commitment, the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed); and

121 (ii) to any Person meeting the criteria of clause (ii) of the definition of the term of “Eligible Assignee” (other than a Person described in the foregoing subclause (i)) and (except in the case of assignments made by or to JPMorgan Chase Bank, N.A.) consented to by the Borrower and Administrative Agent (such consent not to be (x) unreasonably withheld or delayed or, (y) in the case of the Borrower, not required at any time during syndication of the Loans to persons identified by the Administrative Agent to the Borrower on or prior to the Closing Date or at any time an Event of Default under Section 8.1(a), 8.1(f) or 8.1(g) shall have occurred and then be continuing, provided that the Borrower shall be deemed to have consented to any proposed assignment unless the Borrower shall object within five Business Days after having received notice of the proposed assignment); and (c) Assignments shall be subject to the following additional conditions: (i) except in the case of an assignment to a Lender, an Affiliate of a Lender or any Related Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. (d) Subject to acceptance and recording thereof pursuant to paragraph (e) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the

122 benefits of Sections 2.17, 2.18, 2.19 and 10.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (g) of this Section. (e) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (f) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.1, 2.4(b), 2.15(d), 10.3(d) or 10.4, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (g) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 10.5(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.17, 2.18 and 2.19 (subject to the requirements and limitations therein, including the requirements under Section 2.19(f) (it being understood that the documentation required under Section 2.19(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 10.6; provided that such

123 Participant (A) agrees to be subject to the provisions of Sections 2.15(c), 2.20, 2.22 and 10.4 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.18 or 2.19, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender, provided such Participant agrees to be subject to Section 10.4 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of its Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Credit Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury regulations. The entries in each Participant Register shall be conclusive absent manifest error, and the relevant Lender shall treat each person whose name is recorded in its Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (i) Credit Party Provisions. Notwithstanding Section 10.6(b) and Section 10.6(c), (x) so long as no Default or Event of Default has occurred and is continuing, any Credit Party may, from time to time, purchase or prepay Loans (a “Credit Party Purchase”), in each case, on a non-pro rata basis through Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be agreed between the Borrower and the Administrative Agent; provided that: (1) any Loans acquired by any Credit Party shall automatically and without any further action on the part of any Person be retired and cancelled immediately upon the acquisition thereof; and (2) in the case of any Credit Party Purchase (A) no Default or Event of Default has occurred and is continuing, (B) [reserved], (C) [reserved], (D) no Credit Party has any MNPI or any Borrower Restricted Information and (E) the Borrower on the date such Credit Party Purchase is made, shall deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower stating that each of the conditions to such Credit Party Purchase contained in this clause (2) has been satisfied or waived.

124 10.7 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. 10.8 Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.17(c), 2.18, 2.19, 10.3 and 10.4 and the agreements of Lenders set forth in Sections 2.17 and Section 9 shall survive the payment of the Loans and the termination hereof. 10.9 No Waiver; Remedies Cumulative. No failure or delay on the part of Arranger, any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to Arranger, each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy. 10.10 Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent, the Collateral Agent or Lenders (or to Administrative Agent or the Collateral Agent, on behalf of Lenders), or Administrative Agent, the Collateral Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, any other state, provincial, territorial or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred. 10.11 Severability. In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 10.12 Obligations Several; Independent Nature of Lenders’ Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit

125 Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. 10.13 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. 10.14 Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. 10.15 Consent to Jurisdiction. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF; PROVIDED, THAT NOTHING CONTAINED HEREIN OR IN ANY OTHER CREDIT DOCUMENT WILL PREVENT ANY LENDER, THE COLLATERAL AGENT OR THE ADMINISTRATIVE AGENT FROM BRINGING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE COLLATERAL DOCUMENTS OR AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY CREDIT PARTY IN ANY OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED; (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (e) AGREES AGENTS AND LENDERS

126 RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION AND (f) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, ANY LOAN OR THE USE OF THE PROCEEDS THEREOF. 10.16 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/COMPANY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, WHICH EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. 10.17 Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by a Governmental Authority or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement

127 containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Credit Parties and their obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 10.17 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON- PUBLIC INFORMATION ABOUT THE COMPANY, THE CREDIT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. 10.18 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of

128 interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and the Company to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. 10.19 Counterparts. (a) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic file shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Credit Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.1), certificate, request, statement, disclosure or authorization related to this Agreement, any other Credit Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Credit Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Credit Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Credit Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Credit Party hereby (i) agrees that,

129 for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Credit Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Credit Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Credit Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Credit Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Credit Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Credit Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 10.20 Effectiveness. This Agreement and the other Credit Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. 10.21 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC, the PPSA or any other applicable law can be perfected only by possession. Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions. 10.22 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act. 10.23 [Reserved]. 10.24 [Reserved].

130 10.25 [Reserved]. 10.26 [Reserved]. 10.27 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 10.28 Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the

131 Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 10.29 Canadian Anti-Money Laundering Legislation. Each Credit Party acknowledges that, pursuant to the Canadian Anti-Money Laundering & Anti-Terrorism Legislation and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lenders may be required to obtain, verify and record information regarding the Credit Parties and their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Credit Parties, and the transactions contemplated hereby. Each Credit Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or any prospective assignee or participant of the Lender, in order to comply with any applicable AML Legislation, whether now or hereafter in existence. If the Administrative Agent has ascertained the identity of any Credit Party or any authorized signatories of any Credit Party for the purposes of applicable AML Legislation, then the Administrative Agent, (i) shall be deemed to have done so as an agent for each Secured Party, and this Agreement shall constitute a "written agreement" in such regard between each Secured Party and the Administrative Agent within the meaning of the applicable AML Legislation; and (ii) shall provide to each Secured Party copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness. [Remainder of Page Intentionally Left Blank]

[Signature Page to Credit Agreement] JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender By: /s/ Bill Handley Name: Bill Handley Title: Managing Director HYDROFARM HOLDINGS GROUP, INC., a Delaware corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HYDROFARM, LLC, a California limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer FIELD 16, LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HOUSE & GARDEN, INC., a Nevada corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HUMBOLDT WHOLESALE, INC., a California corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer AURORA INNOVATIONS, LLC, an Oregon limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer

[Signature Page to Credit Agreement] HYDROFARM INVESTMENT CORP., a Delaware corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HYDROFARM HOLDINGS LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer EHH HOLDINGS, LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer SUNBLASTER LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HYDROFARM CANADA, LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer SUNBLASTER HOLDINGS ULC, an unlimited liability corporation existing under the laws of the Province of British Columbia By: /s/ Jeffrey Peterson Name: Jeffrey Peterson Title: Director

[Signature Page to Credit Agreement] EDDI’S WHOLESALE GARDEN SUPPLIES LTD., a corporation organized under the laws of the province of British Columbia By: /s/ William Toler Name: William Toler Title: President HOUSE & GARDEN HOLDINGS, LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer GOTHAM PROPERTIES LLC, an Oregon limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer AURORA INTERNATIONAL, LLC, an Oregon limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer ALLIED IMPORTS & LOGISTICS, INC., a California corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer AURORA PEAT PRODUCTS ULC, an unlimited liability corporation existing under the laws of the Province of Alberta By: /s/ William Toler Name: William Toler Title: President

[Signature Page to Credit Agreement] GREENSTAR PLANT PRODUCTS INC., a federal corporation organized under the laws of Canada By: /s/ William Toler Name: William Toler Title: Director

SCHEDULE 2.1 Term Loan Commitments Lender Term Loan Commitment JPMorgan Chase Bank, N.A. $125,000,000 TOTAL $125,000,000

- 2 - SCHEDULE 3.1 Closing Date Documents

- 3 - SCHEDULE 4.1 Organization

- 4 - SCHEDULE 4.2 Capital Stock and Ownership

- 5 - SCHEDULE 4.9 Material Adverse Changes

- 6 - SCHEDULE 4.11 Adverse Proceedings

- 7 - SCHEDULE 4.13 Real Estate Assets

- 8 - SCHEDULE 4.14 Environmental Matters

- 9 - SCHEDULE 4.18 Employee Matters

- 10 - SCHEDULE 4.19 Employee Benefit Plans

- 11 - SCHEDULE 4.22 Certain Existing Liens

- 12 - SCHEDULE 5.12 Post-Closing Matters

- 13 - SCHEDULE 6.1(f) Certain Existing Indebtedness

- 14 - SCHEDULE 6.1(k) Certain Deferred Purchase Price Indebtedness

- 15 - SCHEDULE 6.2 Permitted Liens

- 16 - SCHEDULE 6.7 Certain Investments

- 17 - SCHEDULE 6.12 Certain Affiliate Transactions

A-1-1 EXHIBIT A-1 FUNDING NOTICE Reference is made to the Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. Pursuant to Section 2.1(b) of the Credit Agreement, Borrower desires that Lenders make the following Credit Extension[s] to Company in accordance with the applicable terms and conditions of the Credit Agreement on [mm/dd/yyyy] (the “Credit Date”): Term Loans ☐ ABR Loans: $[•] ☐ Eurodollar Rate Loans, with an Initial Interest Period of [•] Month(s): $[•] Borrower hereby certifies that: (i) the Credit Extension[s] requested herein [comply] [complies] with the provisions of Section 2.1; and (ii) the conditions specified in Section 3.1 have been satisfied on and as of the Credit Date. HYDROFARM HOLDINGS GROUP, INC. By: Name: Title: Date: [mm/dd/yyyy]

A-2-1 EXHIBIT A-2 CONVERSION/CONTINUATION NOTICE Reference is made to the Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. Pursuant to Section 2.8 of the Credit Agreement, Borrower desires to convert or to continue the following Term Loans, each such conversion and/or continuation to be effective as of [mm/dd/yyyy]: $[•] Eurodollar Rate Loans to be continued with Interest Period of [•] month(s) $[•] ABR Loans to be converted to Eurodollar Rate Loans with Interest Period of [•] month(s) $[•] Eurodollar Rate Loans to be converted to ABR Loans

A-2-2 Except in the case of a conversion to ABR Loans, Borrower hereby certifies that as of the date hereof, no event has occurred and is continuing or would result from the consummation of the conversion and/or continuation contemplated hereby that would constitute an Event of Default or a Default. HYDROFARM HOLDINGS GROUP, INC. By: Name: Title: Date: [mm/dd/yyyy]

B-1 EXHIBIT B TERM LOAN NOTE $[Lender’s Term Loan Commitment] [•], 20[•] New York, New York FOR VALUE RECEIVED, the undersigned (the “Borrower”), promises to pay [NAME OF LENDER] (“Payee”) or its registered assigns, on or before the Maturity Date, the lesser of (a) [AMOUNT] DOLLARS ($[•]) and (b) the unpaid principal amount of all advances made by Payee to the Borrower as Term Loans under the Credit and Guaranty Agreement, dated as of [●] 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc., the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. This Term Loan Note (this “Note”) is one of the “Term Loan Notes” issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loans evidenced hereby were made and are to be repaid. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment and Assumption effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, the Borrower, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Borrower hereunder with respect to payments of principal of or interest on this Note. This Note is subject to mandatory prepayment and to prepayment at the option of the Borrower, each as provided in the Credit Agreement.

B-2 THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision in or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Whenever in this Note reference is made to Administrative Agent, Payee or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of Payee and its successors and assigns. Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement. No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed. The Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. The Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. [Signature page follows]

B-3 IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above. BORROWER: HYDROFARM HOLDINGS GROUP, INC. By: Name: Title:

B-4 TRANSACTIONS ON TERM LOAN NOTE Date Amount of Loan Made This Date Amount of Principal Paid This Date Outstanding Principal Balance This Date Notation Made By

C-1 EXHIBIT C COMPLIANCE CERTIFICATE THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS: 1. I am the Chief Financial Officer of HYDROFARM HOLDINGS GROUP, INC. (the “Company” or the “Borrower”). 2. I have reviewed the terms of that certain Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Company, the Subsidiaries of the Company party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto, and I have made, or have caused to be made under my supervision, a detailed review of the transactions and condition of the Company and its Subsidiaries during the accounting period covered by the attached financial statements [for quarterly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to changes resulting from audit and normal year-end adjustments and the absence of footnotes]. 3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.1(l) of the Credit Agreement. 4. I hereby certify that no Credit Party that is a party to the U.S. Security Agreement has changed (i) its name, (ii) its chief executive office, (iii) its principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the Collateral Agent the notice required by Section 4.15 of the U.S. Security Agreement; and Described below are the exceptions, if any, to paragraph 3 by listing, in detail, (i) the nature of the condition or event, the period during which it has existed and the action which the Company of any of its Subsidiaries has taken, is taking, or proposes to take

C-2 with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements: [Pursuant to Section 4.7 of the U.S. Security Agreement, included herewith are any changes to Exhibit D of the U.S. Security Agreement (or the information required to be disclosed thereon).] The foregoing certifications, together with the computations set forth in the Annex A hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered [mm/dd/yyyy] pursuant to Section 5.1(d) of the Credit Agreement. HYDROFARM HOLDINGS GROUP INC. By: Name: Title:

C-3 ANNEX A TO COMPLIANCE CERTIFICATE FOR THE FISCAL [QUARTER] [YEAR] ENDING [mm/dd/yyyy] This Annex A is attached to and made part of a Compliance Certificate dated as of [mm/dd/yyyy] and pertains to the period [mm/dd/yyyy] to [mm/dd/yyyy]. Subsection references herein relate to subsections of the Credit Agreement. 1. Consolidated Adjusted EBITDA: (i) + (ii)1 - (iii)2 $ (i) Consolidated Net Income: $ (ii) (a) Consolidated Interest Expense and non-Cash interest expense: $ (b) provisions for taxes based on income: $ (c) total depreciation expense: $ (d) total amortization expense:3 $ (e) non-cash impairment charges: $ (f) non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Company and its Subsidiaries pursuant to a written incentive plan or agreement: $ (g) other non-Cash items that are unusual or otherwise non-recurring items: $ (h) any extraordinary losses and non-recurring charges during any period:4 $ (i) restructuring charges or reserves:5 and cost synergies projected by the Company in good faith to 1 Without duplication to the extent deducted in the calculation of Consolidated Net Income for such period (or, in the case of any cost synergies pursuant to clause (ii)(i) above, not included). 2 Without duplication. 3 Including amortization of goodwill, other intangibles, and financing fees and expenses. 4 Including severance, relocations costs, one-time compensation charges and losses or charges associated with Interest Rate Agreements. 5 Including costs related to closure of Facilities.

C-4 be realized during such period6 as a result of actions taken or to be taken in connection with any Permitted Acquisition by the Company or any Subsidiary, net of the amount of actual benefits realized during such period that are otherwise included in the calculation of Consolidated Adjusted EBITDA from such actions:7 $ (j) any transaction costs incurred in connection with the issuance, resale or secondary offering of Securities or any refinancing transaction, in each case whether or not such transaction is consummated: $ (k) any fees and expenses related to any Permitted Acquisitions: $ (iii) (a) non-Cash items increasing Consolidated Net Income for such period that are unusual or otherwise non-recurring items: $ (b) cash payments made during such period reducing reserves or liabilities for accruals made in prior periods but only to the extent such reserves or accruals were added back to “Consolidated Adjusted EBITDA” in a prior period pursuant to clause (ii)(g) above: $ 2. [Reserved] 3. Consolidated Current Assets: $ The total assets of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents. 6 Calculated on a pro forma basis as though such cost synergies had been realized during the entirety of the applicable period. 7 Provided that (A) (x) such cost synergies are reasonably expected and factually supportable as determined in good faith by the Company and (y) such actions are to be taken and the results with respect thereto are to be achieved within 24 months after the consummation of the Permitted Acquisition which is expected to result in such cost synergies, (B) no cost synergies shall be added pursuant to clause (ii)(i) above to the extent duplicative of any expenses or charges otherwise added to Consolidated Adjusted EBITDA, whether through a pro forma adjustment or otherwise, for such period and (C) the aggregate amount of restructuring charges and reserves and cost synergies added pursuant to clause (ii)(i) above for such period shall not exceed 20% of Consolidated Adjusted EBITDA for such period (calculated without giving effect to any adjustments made pursuant to clause (ii)(i) above.

C-5 4. Consolidated Current Liabilities: $ The total liabilities of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt. 6. Consolidated Interest Expense: (i) - (ii) = $ (i) total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) payable in cash of the Company and its Subsidiaries (but excluding fees and any original issue discount in connection with the Credit Agreement and the Revolving Credit Documents) on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements: $ (ii) the aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash: $ 7. Consolidated Net Income: (i) - (ii) = $ (i) the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP: $ (ii) (a) the income (or loss) of any Person (other than a Subsidiary of the Company) in which any other Person (other than the Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period: $ (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or that Person’s assets are acquired by the Company or any of its Subsidiaries: $ (c) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of

C-6 the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary: $ (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan:$ (e) to the extent not included in items (a) through (d) above, any net extraordinary gains or net extraordinary losses: $ 8. Consolidated First Lien Debt: $ The Consolidated Total Debt of the Company and its Subsidiaries that is secured by first priority Liens on any of the assets of the Company or any of its Subsidiaries. 9. Consolidated Secured Debt: $ The Consolidated Total Debt of the Company and its Subsidiaries that is secured by Liens on any of the assets of the Company or any of its Subsidiaries. 10. Consolidated Total Debt: $ The aggregate stated balance sheet amount of all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis, without duplication, in accordance with GAAP:8 $ 11. First Lien Debt Ratio:9 (i)/(ii) = (i) Consolidated First Lien Debt less unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries as of such date: $ (ii) Consolidated Adjusted EBITDA for the relevant Test Period: $ Actual: . :1.00 8 Notwithstanding any other provision of the Credit Agreement for all purposes hereof and all calculations required to be made hereunder the amount of Indebtedness included in Consolidated Total Debt shall be deemed to be 100% of the outstanding principal amount thereof. 9 Calculated as of the last day of the most recently completed Test Period.

C-7 12. Total Leverage Ratio:10 (i)/(ii) = (i) Consolidated Total Debt less unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries as of such date: $ (ii) Consolidated Adjusted EBITDA for the relevant Test Period: $ Actual: . :1.00 13. Secured Debt Ratio:11 (i)/(ii) = (i) Consolidated Secured Debt less unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries as of such date: $ (ii) Consolidated Adjusted EBITDA for the relevant Test Period: $ Actual: . :1.00 10 Calculated as of the last day of the most recently completed Test Period. 11 Calculated as of the last day of the most recently completed Test Period.

E-1 EXHIBIT E ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is an Affiliate/Related Fund of [identify Lender]1] 3. Borrower: Hydrofarm Holdings Group, Inc. 4. Administrative Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement 1 Select as applicable.

E-2 5. Credit Agreement: The Credit and Guaranty Agreement, dated as of [●], 2021, by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto 6. Assigned Interest: Facility Assigned2 Aggregate Amount of Commitment/ Loans for all Lenders Amount of Commitment/ Loans Assigned Percentage Assigned of Commitment/ Loans3 $ $ % $ $ % Effective Date: [•], 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE 2 Fill in the appropriate terminology for the facility under the Credit Agreement that is being assigned under this Assignment (e.g., “Term Loan Commitment”). 3 Set forth, so at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

E-3 [NAME OF ASSIGNEE] By: Name: Title:

E-4 Consented to and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Bank By: Name: Title: [Consented to:]4 HYDROFARM HOLDINGS GROUP, INC. By: Name: Title: 4 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

E-5 ANNEX I STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have

E-6 accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and shall be construed and enforced in accordance with, the law of the State of New York without regard to conflict of laws principles thereof that would result in the application of the laws of another jurisdiction.

F-1-1 EXHIBIT F-1 U.S. TAX CERTIFICATE (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party hereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time as Lenders (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. Pursuant to the provisions of Section 2.19(f)(ii)(D) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Administrative Agent and the Borrower and (2) the undersigned shall have at all times furnished the Administrative Agent and the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By:

F-1-2 Name: Title: Date: [•], 20

F-2-1 EXHIBIT F-2 U.S. TAX CERTIFICATE (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. Pursuant to the provisions of Section 2.19(f)(ii)(D) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it and/or its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E, as applicable from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Administrative Agent and the Borrower and (2) the undersigned shall have at all times furnished the Administrative Agent and the Borrower with a properly completed and currently effective certificate in

F-2-2 either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: [•], 20

F-3-1 EXHIBIT F-3 U.S. TAX CERTIFICATE (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. Pursuant to the provisions of Section 2.19(f)(ii)(D) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it and/or its not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name:

F-3-2 Date: [•], 20 Title:

F-4-1 EXHIBIT F-4 U.S. TAX CERTIFICATE (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. Pursuant to the provisions of Section 2.19(f)(ii)(D) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) it and/or its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members claiming the portfolio interest exemption: (i) an IRS Form W- 8BEN or Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E, as applicable from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

F-4-2 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: [•], 20

G-1 EXHIBIT G SOLVENCY CERTIFICATE THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS: 1. I am the Chief Financial Officer of Hydrofarm Holdings Group, Inc., a Delaware corporation (the “Company” or the “Borrower”). 2. Reference is hereby made to the Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. 3. I have reviewed the terms of Sections 3.1(j) and 4.21 of the Credit Agreement and the definitions and provisions contained in the Credit Agreement relating thereto, and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein. 4. Based upon my review and examination described in paragraph 3 above, I certify, solely in my capacity as the chief financial officer of the Company, that, as of the date hereof, the Borrower is, and the Borrower and its Subsidiaries (on a consolidated basis) are, Solvent, and in each case will be Solvent after giving effect to the Transactions.

G-2 The foregoing certifications are made and delivered as of [ ], 202[ ]. HYDROFARM HOLDINGS GROUP, INC. By: Name: Title: Chief Financial Officer

H-1 EXHIBIT H COUNTERPART AGREEMENT This COUNTERPART AGREEMENT, dated [mm/dd/yyyy] (this “Counterpart Agreement”), is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. Section 1. Pursuant to Section 5.10 of the Credit Agreement, the undersigned hereby: (a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof; (b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date; (c) represents and warrants that no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default; (d) irrevocably and unconditionally guarantees the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Section 7 of the Credit Agreement; and (e) agrees, concurrently with its execution of this Counterpart Agreement, to execute and deliver all required joinder documentation pursuant to the Collateral Documents (including, without limitation, each applicable Security Agreement and the

H-2 Intercreditor Agreement), pursuant to which it shall become a party thereto and be subject to the provisions thereof. Section 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Counterpart Agreement. Neither this Counterpart Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Counterpart Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.1 of the Credit Agreement. In case any provision in or obligation under this Counterpart Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. THIS COUNTERPART AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. [Signature page follows]

H-3 IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written. [NAME OF SUBSIDIARY] By: Name: Title: ACKNOWLEDGED AND ACCEPTED, as of the date above first written: JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Collateral Agent By: Name: Title: By: Name: Title:

I-1 EXHIBIT I-1 U.S. SECURITY AGREEMENT See attached.

I-2 EXHIBIT I-2 CANADIAN SECURITY AGREEMENT See attached.

J-1 EXHIBIT J [RESERVED]

K-1 EXHIBIT K [RESERVED]

L-1 EXHIBIT L INTERCREDITOR AGREEMENT See attached.

M-1 EXHIBIT M [Reserved]

N-1 EXHIBIT N TERM LOAN JOINDER TERM LOAN JOINDER, dated [•], 20 (this “Joinder”), to Credit and Guaranty Agreement, dated as of [●], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hydrofarm Holdings Group, Inc. (the “Company” or the “Borrower”), the Subsidiaries of the Borrower party thereto from time to time (each a “Guarantor” and collectively the “Guarantors”), the banks and financial institutions party thereto from time to time (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and the other agents party thereto. W I T N E S S E T H WHEREAS, the Credit Agreement provides in Section 2.23 thereof that Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more Additional Term Loan Commitments under the Credit Agreement, subject to the terms and conditions thereof; WHEREAS, such Additional Term Loan Commitments, as applicable, shall be effected pursuant to one or more Term Loan Joinder Agreements executed and delivered by Borrower and the Administrative Agent in substantially the form of this Joinder; and [WHEREAS, the undersigned Additional Term Loan Lender was not an original party to the Credit Agreement but now desires to become a party thereto;] NOW, THEREFORE, each of the parties hereto hereby agrees as follows: 1. The undersigned Additional Term Loan Lender agrees to be bound by the provisions of the Credit Agreement [and agrees that it shall, on the date of this Joinder, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto,] with an Additional Term Loan Commitment of $[•]. 2. The undersigned Additional Term Loan Lender (a) represents and warrants that it is legally authorized to enter into this Joinder; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time,

N-2 continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. 3. The undersigned’s address for notices for the purposes of the Credit Agreement is as follows: [ ] 4. The Borrower hereby represents and warrants that (i) no Default or Event of Default shall exist on the date hereof before or after giving effect to such Additional Term Loan Commitments; and (ii) both before and after giving effect to the making of any Additional Term Loan Commitments, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or in all respects, if qualified by materiality) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such earlier date.1 5. Terms defined in the Credit Agreement shall have their defined meanings when used herein. 6. This Joinder shall be governed by, and construed in accordance with, the laws of the State of New York. 7. This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document. [Remainder of this page intentionally left blank] 1 In connection with a Limited Condition Transaction, representations and warranties to be modified in accordance with Section 2.23(a) of the Credit Agreement.

N-3 IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be executed and delivered by a duly authorized officer on the date first above written. [INSERT NAME OF ADDITIONAL TERM LOAN LENDER] By: Name: Title: Accepted and agreed to as of the date first written above: HYDROFARM HOLDINGS GROUP, INC. By: Name: Title: Acknowledged as of the date first written above: JPMORGAN CHASE BANK, N.A. as Administrative Agent By: Name: Title: